UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07694

Morgan Stanley Emerging Markets Debt Fund, Inc.

(Exact name of registrant as specified in charter)

1585 Broadway, New York, New York	10036
(Address of principal executive offices)	(Zip code)

John H. Gernon

1585 Broadway, New York, New York 10036

(Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-1886

Date of fiscal year end: December 31,

Date of reporting period: December 31, 2023

Item 1 - Report to Shareholders

Morgan Stanley Investment Management Inc.
Adviser

Morgan Stanley Emerging Markets Debt Fund, Inc.

NYSE: MSD

Annual Report

December 31, 2023

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Table of Contents (unaudited)

Letter to Stockholders	3
Performance Summary	6
Portfolio of Investments	8
Statement of Assets and Liabilities	19
Statement of Operations	20
Statements of Changes in Net Assets	21
Financial Highlights	22
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	36
Portfolio Management	37
Investment Policy	38
Principal Risks	52
Additional Information Regarding the Fund	75
Dividend Reinvestment and Cash Purchase Plan	76
Potential Conflicts of Interest	77
Important Notices	80
U.S. Customer Privacy Notice	81
Directors and Officers Information	84

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Letter to Stockholders (unaudited)

Performance

For the year ended December 31, 2023, the Morgan Stanley Emerging Markets Debt Fund, Inc. (the "Fund") had total returns of 13.42%, based on net asset value, and 19.11% based on market value per share (including reinvestment of distributions), compared to its benchmark, the J.P. Morgan Emerging Markets Bond Global Diversified Index (the "Index"), which returned 11.09%. On December 31, 2023, the closing price of the Fund's shares on the New York Stock Exchange was $6.95, representing a 9.27% discount to the Fund's net asset value per share. Past performance is no guarantee of future results.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  The 2023 annual period produced positive performance across all emerging markets (EM) debt segments, with currencies strengthening versus the U.S. dollar, interest rates falling in most economies around the world and credit spreads tightening. Sovereign credit spreads approached their tightest levels of the year in the fourth quarter of 2023 and the notable fall in U.S. Treasury yields provided further support. Many emerging markets central banks started to cut rates or were positioned to cut rates in the event that developed markets started to ease. A dovish tone from the U.S. Federal Reserve (Fed) during the last two months of the year was supportive for EM assets.

•  Emerging markets external sovereign and quasi-sovereign debt returned 11.09% in the 12-month period, as measured by the Index.

•  For the Fund, overweight positions in Suriname, Sri Lanka and Macedonia contributed to performance. Conversely, underweight positions in China, South Africa and Egypt detracted from performance.

•  Derivatives did not have a major impact on performance and were primarily used to adjust currency exposure in the select instances where the Fund took non-U.S. dollar exposure, as well as adjusting portfolio duration.

Management Strategies

•  The Fed's dovish pivot at the end of 2023 was notable and we believe is likely to be broadly supportive of emerging markets assets as we look forward. The more orthodox monetary policy that we have repeatedly noted among many emerging market central banks may be even more notable in the near term as the Fed changes course. We believe the combination of high real yields, broad disinflation and central banks cutting rates across the emerging markets universe is likely to provide a good environment for local bonds. Oil prices declined notably in 2023 and toward levels that ease the burden on importers. In addition to being high enough to support exporters, these levels will also likely resume support of the global disinflation narrative. We continue to believe that less capital investment going to China may well result in more capital flows into other, well-run emerging market countries, to their further benefit. Growth, inflation and policy are quite divergent across the

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Letter to Stockholders (unaudited) (cont'd)

heterogeneous universe of countries we refer to collectively as emerging markets. As such, we continue to expect markets to place an emphasis on differentiation among countries and credits.

Sincerely,

John H. Gernon

President and Principal Executive Officer  January 2024

(This page has been left blank intentionally.)

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Performance Summary (unaudited)

Performance of $10,000 Investment as of December 31, 2023
Over 10 Years

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Average Annual Total Returns as of December 31, 2023(1) (unaudited)
	One Year	Five Years	Ten Years
NAV	13.42%	2.04%	2.96%
Market price	19.11%	3.49%	3.41%
J.P. Morgan EMBI Global Diversified Index(2)	11.09%	1.67%	3.22%
Emerging Markets Debt Blended Index(3)	11.09%	1.56%	2.86%

Performance data quoted on the graph and table represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested at prices obtained under the Fund's dividend reinvestment plan. For the most recent month-end performance figures, please visit www.morganstanley.com/im/closedendfundsshareholderreports. Investment returns and principal value will fluctuate so that Fund shares, when sold, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The Fund's total returns are based upon the market value and net asset value on the last business day of the period.

Distributions
Total Distributions per share for the period	$0.76
Distribution Rate at NAV(4)	10.46%
Distribution Rate at Market Price(4)	11.51%
% Premium/(Discount) to NAV(5)	(9.27)%

(1)  All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

(2)  The J.P. Morgan Emerging Markets Bond Global Diversified (EMBI Global Diversified) Index tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady Bonds, loans, Eurobonds and local market instruments for emerging market countries but limits the weights of countries with larger debt stocks by only including a specified portion of these countries' eligible current face amounts of debt outstanding. The performance of the Index is calculated in U.S. dollars and assumes reinvestment of net dividends. It is not possible to invest directly in an index.

(3)  The Emerging Markets Debt Blended Index is a performance linked benchmark of the old and new benchmark of the Fund. The old benchmark represented by J.P. Morgan Emerging Markets Bond Global Index (benchmark that tracks total returns for U.S. dollar denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities) from the Fund's inception to December 31, 2019 and the new benchmark represented by J.P. Morgan Emerging Markets Bond Global Diversified Index for periods thereafter. The performance of the Index is calculated in U.S. dollars and assumes reinvestment of net dividends. It is not possible to invest directly in an index.

(4)  The Distribution Rate is based on the Fund's last regular distribution per share in the period (annualized) divided by the Fund's NAV or market price at the end of the period. The Fund's distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and non-dividend distributions, also known as return of capital. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. The Fund's distributions are determined by the investment adviser based on its current assessment of the Fund's long-term return potential. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

(5)  The shares of the Fund often trade at a discount or premium to their net asset value. The discount or premium may vary over time and may be higher or lower than what is quoted in this report.

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Portfolio of Investments

(Showing Percentage of Total Value of Investments)

	Face Amount (000)		Value (000)
FIXED INCOME SECURITIES (95.2%)
Albania (2.3%)
Sovereign (2.3%)
Albania Government International Bond, 3.50%, 11/23/31	EUR	413	$401
5.90%, 6/9/28		2,791	3,157
			3,558
Angola (1.1%)
Sovereign (1.1%)
Angolan Government International Bond, 8.75%, 4/14/32		$1,900	1,676
Argentina (1.0%)
Sovereign (1.0%)
Argentine Republic Government International Bond, 3.50%, 7/9/41 (a)		1,500	515
3.63%, 7/9/35 (a)		1,000	346
4.25%, 1/9/38 (a)		1,800	717
			1,578
Armenia (0.2%)
Corporate Bond (0.2%)
Ardshinbank CJSC Via Dilijan Finance BV, 6.50%, 1/28/25		300	296
Bahrain (2.3%)
Sovereign (2.3%)
Bahrain Government International Bond, 5.45%, 9/16/32		1,720	1,585
5.63%, 5/18/34		1,000	907
7.00%, 10/12/28		900	939
7.50%, 9/20/47		200	189
			3,620
Barbados (1.3%)
Sovereign (1.3%)
Barbados Government International Bond, 6.50%, 10/1/29		2,056	1,956
	Face Amount (000)		Value (000)
Benin (2.2%)
Sovereign (2.2%)
Benin Government International Bond, 4.88%, 1/19/32	EUR	400	$363
4.95%, 1/22/35		580	506
6.88%, 1/19/52		2,930	2,554
			3,423
Brazil (3.9%)
Corporate Bonds (3.9%)
Braskem Netherlands Finance BV, 8.50%, 1/23/81		$704	606
Coruripe Netherlands BV, 10.00%, 2/10/27		1,050	807
FORESEA Holding SA, 7.50%, 6/15/30		800	742
Guara Norte Sarl, 5.20%, 6/15/34		771	703
Hidrovias International Finance Sarl, 4.95%, 2/8/31		800	633
MC Brazil Downstream Trading Sarl, 7.25%, 6/30/31		957	751
Minerva Luxembourg SA, 8.88%, 9/13/33 (b)		440	466
MV24 Capital BV, 6.75%, 6/1/34		651	610
Samarco Mineracao SA, 9.50%, 6/30/31		789	664
			5,982
Bulgaria (0.4%)
Corporate Bond (0.4%)
Bulgarian Energy Holding EAD, 2.45%, 7/22/28	EUR	573	549
Burkina Faso (0.5%)
Corporate Bond (0.5%)
Endeavour Mining PLC, 5.00%, 10/14/26		$913	846

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Portfolio of Investments (cont'd)

(Showing Percentage of Total Value of Investments)

	Face Amount (000)	Value (000)
Chile (2.6%)
Corporate Bonds (1.2%)
AES Andes SA, 7.13%, 3/26/79	$1,170	$1,125
Liberty Latin America Ltd., 2.00%, 7/15/24	388	375
VTR Comunicaciones SpA,
4.38%, 4/15/29	422	211
5.13%, 1/15/28	385	193
		1,904
Sovereign (1.4%)
Chile Government International Bond, 2.45%, 1/31/31	200	175
2.55%, 7/27/33	1,390	1,153
3.50%, 1/25/50	990	755
		2,083
		3,987
China (1.4%)
Corporate Bonds (1.4%)
China Oil & Gas Group Ltd., 4.70%, 6/30/26	444	390
KWG Group Holdings Ltd., 7.88%, 8/30/24 (c)(d)	654	43
Longfor Group Holdings Ltd., 3.85%, 1/13/32	338	138
Meituan, 0.00%, 4/27/27	600	549
Shimao Group Holdings Ltd., 5.60%, 7/15/26 (c)(d)	1,783	66
Sunac China Holdings Ltd., PIK 1.00%, 9/30/32 (e)	123	10
6.00%, 9/30/26 (e)	99	12
6.25%, 9/30/27 (e)	99	9
6.50%, 9/30/27 (e)	199	19
6.75%, 9/30/28 (e)	298	19
7.00%, 9/30/29 (e)	298	22
7.25%, 9/30/30 (e)	140	8
	Face Amount (000)	Value (000)
Times China Holdings Ltd., 5.55%, 6/4/24 (c)(d)	$2,015	$52
6.75%, 7/16/23 (c)(d)	410	11
Yuexiu REIT MTN Co. Ltd., 2.65%, 2/2/26	1,041	887
		2,235
Colombia (2.5%)
Corporate Bonds (2.5%)
ABRA Global Finance 6.00% Cash, 5.50% PIK, 11.50%, 3/2/28 (b)(e)	341	257
Aris Mining Corp., 6.88%, 8/9/26	1,150	1,000
Avianca Midco 2 PLC, 9.00%, 12/1/28	600	528
Bancolombia SA, 6.91%, 10/18/27	689	689
Canacol Energy Ltd., 5.75%, 11/24/28	1,137	830
SierraCol Energy Andina LLC, 6.00%, 6/15/28	733	617
		3,921
Costa Rica (1.0%)
Corporate Bond (0.4%)
Liberty Costa Rica Senior Secured Finance, 10.88%, 1/15/31 (b)	518	530
Sovereign (0.6%)
Costa Rica Government International Bond, 6.55%, 4/3/34	940	976
		1,506
Dominican Republic (2.5%)
Sovereign (2.5%)
Dominican Republic International Bond, 4.88%, 9/23/32	900	822
5.88%, 1/30/60	800	694
6.00%, 7/19/28 (b)	600	602
6.85%, 1/27/45 (b)	900	900
7.45%, 4/30/44 (b)	800	851
		3,869

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Portfolio of Investments (cont'd)

(Showing Percentage of Total Value of Investments)

	Face Amount (000)		Value (000)
Ecuador (0.4%)
Sovereign (0.4%)
Ecuador Government International Bond, 3.50%, 7/31/35 (a)		$1,800	$649
Egypt (1.9%)
Sovereign (1.9%)
Egypt Government International Bond, 4.75%, 4/16/26	EUR	480	431
5.25%, 10/6/25 (b)		$440	401
5.75%, 5/29/24		400	392
6.38%, 4/11/31 (b)	EUR	800	569
6.88%, 4/30/40		$121	74
7.50%, 2/16/61		1,000	587
7.90%, 2/21/48 (b)		490	297
8.88%, 5/29/50		390	250
			3,001
El Salvador (1.5%)
Sovereign (1.5%)
El Salvador Government International Bond, 5.88%, 1/30/25		99	93
6.38%, 1/18/27		962	854
7.63%, 2/1/41		784	593
7.65%, 6/15/35		40	31
8.25%, 4/10/32		933	794
			2,365
Ethiopia (1.0%)
Sovereign (1.0%)
Ethiopia International Bond, 6.63%, 12/11/24 (c)(d)		2,230	1,516
Gabon (0.2%)
Sovereign (0.2%)
Gabon Government International Bond, 6.95%, 6/16/25 (b)		400	383
Georgia (0.5%)
Corporate Bond (0.5%)
TBC Bank JSC, 10.78%, 10/3/24 (f)		740	740
	Face Amount (000)		Value (000)
Ghana (2.4%)
Corporate Bonds (0.8%)
Kosmos Energy Ltd., 7.50%, 3/1/28		$413	$376
7.75%, 5/1/27		315	294
Tullow Oil PLC, 10.25%, 5/15/26		656	586
			1,256
Sovereign (1.6%)
Ghana Government International Bond, 6.38%, 2/11/27 (c)(d)		788	354
7.63%, 5/16/29 (c)(d)		200	88
7.75%, 4/7/29 (c)(d)		415	182
8.13%, 3/26/32 (c)(d)		415	184
8.63%, 4/7/34 (c)(d)		649	285
8.63%, 6/16/49 (c)(d)		2,229	959
8.75%, 3/11/61 (c)(d)		408	177
8.88%, 5/7/42 (c)(d)		486	210
			2,439
			3,695
Guatemala (0.8%)
Sovereign (0.8%)
Guatemala Government Bond, 3.70%, 10/7/33		600	502
4.65%, 10/7/41 (b)		400	328
6.13%, 6/1/50 (b)		380	361
			1,191
Honduras (0.1%)
Sovereign (0.1%)
Honduras Government International Bond, 6.25%, 1/19/27		150	144
Hungary (2.4%)
Corporate Bonds (1.1%)
MBH Bank Nyrt, 8.63%, 10/19/27	EUR	493	572
OTP Bank Nyrt, 8.75%, 5/15/33		$1,111	1,147
			1,719

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Portfolio of Investments (cont'd)

(Showing Percentage of Total Value of Investments)

	Face Amount (000)		Value (000)
Sovereign (1.3%)
Hungary Government International Bond, 6.25%, 9/22/32 (b)		$1,850	$1,979
			3,698
India (0.8%)
Corporate Bonds (0.8%)
Indiabulls Housing Finance Ltd., 4.50%, 9/28/26		567	551
Vedanta Resources Finance II PLC, 13.88%, 1/21/24		800	707
			1,258
Indonesia (1.2%)
Corporate Bonds (1.2%)
LLPL Capital Pte. Ltd., 6.88%, 2/4/39		797	769
Minejesa Capital BV, 4.63%, 8/10/30		1,007	958
5.63%, 8/10/37		218	191
			1,918
Iraq (0.1%)
Sovereign (0.1%)
Iraq International Bond, 5.80%, 1/15/28		167	157
Ivory Coast (2.5%)
Sovereign (2.5%)
Ivory Coast Government International Bond, 4.88%, 1/30/32	EUR	300	280
6.63%, 3/22/48		2,867	2,532
6.88%, 10/17/40		1,128	1,045
			3,857
Jamaica (0.6%)
Corporate Bond (0.6%)
Digicel International Finance Ltd./Digicel international Holdings Ltd., 8.75%, 5/25/24		$1,000	936
	Face Amount (000)		Value (000)
Jordan (0.8%)
Sovereign (0.8%)
Jordan Government International Bond, 7.38%, 10/10/47 (b)		$750	$669
7.50%, 1/13/29		300	305
7.75%, 1/15/28		292	302
			1,276
Kazakhstan (1.2%)
Corporate Bond (0.4%)
Tengizchevroil Finance Co. International Ltd., 3.25%, 8/15/30		805	665
Sovereign (0.8%)
Kazakhstan Government International Bond, 6.50%, 7/21/45		1,100	1,261
			1,926
Kenya (1.1%)
Sovereign (1.1%)
Republic of Kenya Government International Bond, 8.00%, 5/22/32		1,800	1,634
Kuwait (0.5%)
Sovereign (0.5%)
Kuwait International Government Bond, 3.50%, 3/20/27		720	704
Lebanon (0.1%)
Sovereign (0.1%)
Lebanon Government International Bond, 6.85%, 3/23/27 - 5/25/29 (c)(d)		2,870	178
Macedonia (3.3%)
Sovereign (3.3%)
North Macedonia Government International Bond, 1.63%, 3/10/28	EUR	2,865	2,751
6.96%, 3/13/27		2,092	2,419
			5,170

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Portfolio of Investments (cont'd)

(Showing Percentage of Total Value of Investments)

	Face Amount (000)	Value (000)
Mexico (4.6%)
Corporate Bonds (2.9%)
Banco Mercantil del Norte SA, 7.63%, 1/10/28 (f)	$213	$205
8.38%, 10/14/30 (f)	254	251
BBVA Bancomer SA, 5.13%, 1/18/33	752	682
8.45%, 6/29/38 (b)	423	451
Braskem Idesa SAPI, 6.99%, 2/20/32	940	551
7.45%, 11/15/29	562	354
Cemex SAB de CV, 5.13%, 6/8/26 (f)	640	607
9.13%, 3/14/28 (b)(f)	352	375
Grupo Aeromexico SAB de CV, 8.50%, 3/17/27	420	406
Total Play Telecomunicaciones SA de CV, 7.50%, 11/12/25	970	647
		4,529
Sovereign (1.7%)
Petroleos Mexicanos, 6.35%, 2/12/48	400	255
6.50%, 3/13/27	369	344
6.88%, 8/4/26	2,047	1,989
		2,588
		7,117
Moldova (0.4%)
Corporate Bond (0.4%)
Aragvi Finance International DAC, 8.45%, 4/29/26	879	612
Morocco (0.7%)
Sovereign (0.7%)
Morocco Government International Bond, 3.00%, 12/15/32	500	413
4.00%, 12/15/50 (b)	820	593
		1,006
	Face Amount (000)	Value (000)
Nigeria (4.1%)
Corporate Bonds (1.0%)
Access Bank PLC, 6.13%, 9/21/26	$421	$380
IHS Netherlands Holdco BV, 8.00%, 9/18/27 (b)	383	342
SEPLAT Energy PLC, 7.75%, 4/1/26	824	760
		1,482
Sovereign (3.1%)
Nigeria Government International Bond, 6.50%, 11/28/27 (b)	820	752
7.38%, 9/28/33	1,212	1,037
7.63%, 11/28/47	200	159
7.70%, 2/23/38	1,108	912
8.25%, 9/28/51	2,394	1,971
		4,831
		6,313
Oman (2.5%)
Sovereign (2.5%)
Oman Government International Bond, 5.38%, 3/8/27	500	504
6.25%, 1/25/31 (b)	2,330	2,456
6.75%, 1/17/48	500	524
7.38%, 10/28/32	270	307
		3,791
Panama (2.6%)
Corporate Bonds (0.8%)
C&W Senior Financing DAC, 6.88%, 9/15/27	861	803
Multibank, Inc., 7.75%, 2/3/28 (b)	370	370
		1,173
Sovereign (1.8%)
Panama Bonos del Tesoro, 3.36%, 6/30/31	51	40
6.38%, 7/25/33	97	91
Panama Government International Bond, 2.25%, 9/29/32	2,176	1,592
3.16%, 1/23/30	626	535

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Portfolio of Investments (cont'd)

(Showing Percentage of Total Value of Investments)

	Face Amount (000)		Value (000)
Sovereign (cont'd)
3.87%, 7/23/60		$550	$331
4.50%, 4/1/56		410	276
			2,865
			4,038
Papua New Guinea (0.5%)
Corporate Bond (0.5%)
Puma International Financing SA, 5.00%, 1/24/26		729	694
Paraguay (0.7%)
Corporate Bond (0.6%)
Frigorifico Concepcion SA, 7.70%, 7/21/28		1,152	976
Sovereign (0.1%)
Paraguay Government International Bond, 5.40%, 3/30/50 (b)		200	179
			1,155
Peru (2.4%)
Corporate Bonds (2.1%)
Auna SAA, 10.00%, 12/15/29 (b)		985	952
Hunt Oil Co. of Peru LLC Sucursal Del Peru, 8.55%, 9/18/33 (b)		1,015	1,111
Peru LNG Srl, 5.38%, 3/22/30		1,326	1,098
			3,161
Sovereign (0.3%)
Peruvian Government International Bond, 3.00%, 1/15/34		400	339
3.55%, 3/10/51		200	152
			491
			3,652
Romania (3.7%)
Corporate Bond (0.5%)
Banca Transilvania SA, 7.25%, 12/7/28	EUR	680	774
	Face Amount (000)		Value (000)
Sovereign (3.2%)
Romanian Government International Bond, 1.75%, 7/13/30 (b)	EUR	2,820	$2,523
2.00%, 4/14/33		745	618
2.12%, 7/16/31		681	601
6.63%, 9/27/29		1,000	1,183
			4,925
			5,699
Senegal (0.2%)
Sovereign (0.2%)
Senegal Government International Bond, 6.25%, 5/23/33		$400	358
Serbia (1.8%)
Sovereign (1.8%)
Serbia International Bond, 1.50%, 6/26/29	EUR	1,240	1,159
2.05%, 9/23/36		432	333
2.13%, 12/1/30 (b)		$1,400	1,125
6.50%, 9/26/33		200	206
			2,823
South Africa (0.7%)
Corporate Bonds (0.7%)
Sasol Financing USA LLC, 5.50%, 3/18/31		778	656
8.75%, 5/3/29		357	365
			1,021
Sri Lanka (2.4%)
Sovereign (2.4%)
Sri Lanka Government International Bond, 5.75%, 4/18/23 (c)(d)		320	164
6.20%, 5/11/27 (c)(d)		2,850	1,447
6.35%, 6/28/24 (c)(d)		200	102
6.75%, 4/18/28 (c)(d)		400	202
6.83%, 7/18/26 (c)(d)		400	206
6.85%, 3/14/24 - 11/3/25 (c)(d)		2,770	1,432
7.85%, 3/14/29 (c)(d)		200	101
			3,654

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Portfolio of Investments (cont'd)

(Showing Percentage of Total Value of Investments)

	Face Amount (000)	Value (000)
Suriname (5.5%)
Sovereign (5.5%)
Suriname Government International Bond, 0.00%, 12/31/50 (b)	$2,874	$1,351
7.85%, 12/31/50 (b)	872	410
7.95%, 7/15/33 (b)	7,739	6,723
		8,484
Tanzania, United Republic Of (0.1%)
Corporate Bond (0.1%)
HTA Group Ltd., 2.88%, 3/18/27	200	173
Trinidad And Tobago (0.3%)
Sovereign (0.3%)
Trinidad & Tobago Government International Bond, 4.50%, 6/26/30	500	486
Turkey (3.6%)
Corporate Bonds (1.4%)
Limak Iskenderun Uluslararasi Liman Isletmeciligi AS, 9.50%, 7/10/36	689	629
Ulker Biskuvi Sanayi AS, 6.95%, 10/30/25	543	534
WE Soda Investments Holding PLC, 9.50%, 10/6/28	880	911
		2,074
Sovereign (2.2%)
Turkiye Government International Bond, 4.25%, 4/14/26	2,125	2,042
5.95%, 1/15/31	400	378
6.75%, 5/30/40	1,118	1,029
		3,449
		5,523
	Face Amount (000)	Value (000)
Ukraine (0.8%)
Sovereign (0.8%)
Ukraine Government International Bond, 6.88%, 5/21/31 (c)(d)	$1,500	$350
7.75%, 9/1/24 (c)	748	233
7.75%, 9/1/25 - 9/1/28 (c)(d)	1,598	473
7.75%, 8/1/41 (c)(d)(g)	440	198
		1,254
United Arab Emirates (3.8%)
Corporate Bonds (0.4%)
Shelf Drilling Holdings Ltd., 9.63%, 4/15/29	200	196
9.63%, 4/15/29 (b)	438	429
		625
Sovereign (3.4%)
Finance Department Government of Sharjah, 4.00%, 7/28/50	2,562	1,717
4.38%, 3/10/51	800	575
6.50%, 11/23/32 (b)	2,750	2,893
		5,185
		5,810
Uruguay (1.7%)
Sovereign (1.7%)
Uruguay Government International Bond, 4.38%, 1/23/31	790	786
5.10%, 6/18/50	1,080	1,087
5.75%, 10/28/34	710	769
		2,642
Uzbekistan (1.6%)
Corporate Bonds (0.3%)
Ipoteka-Bank ATIB, 5.50%, 11/19/25	230	214
Uzbek Industrial and Construction Bank ATB, 5.75%, 12/2/24	249	242
		456

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Portfolio of Investments (cont'd)

(Showing Percentage of Total Value of Investments)

	Face Amount (000)	Value (000)
Sovereign (1.3%)
Republic of Uzbekistan International Bond, 3.70%, 11/25/30 (b)	$301	$254
3.90%, 10/19/31	1,000	842
5.38%, 2/20/29	900	855
		1,951
		2,407
Venezuela (0.4%)
Sovereign (0.4%)
Petroleos de Venezuela SA, 6.00%, 11/15/26 (c)(d)	4,600	535
Venezuela Government International Bond, 7.00%, 3/31/38 (c)(d)	39	6
9.25%, 9/15/27 - 5/7/28 (c)(d)	206	37
11.95%, 8/5/31 (c)(d)	58	11
		589
Vietnam (0.5%)
Corporate Bond (0.5%)
Mong Duong Finance Holdings BV, 5.13%, 5/7/29	883	822
Zambia (1.0%)
Sovereign (1.0%)
Zambia Government International Bond, 5.38%, 9/20/22	387	218
8.50%, 4/14/24 (c)(d)	1,510	944
8.97%, 7/30/27	650	404
		1,566
TOTAL FIXED INCOME SECURITIES (Cost $153,038)		147,087
	No. of Warrants
WARRANTS (0.0%) ‡
Venezuela (0.0%) ‡
Venezuela Government International Bond, Oil-Linked Payment Obligation (h)(i) (Cost $—)	5,450	38
	Shares	Value (000)
SHORT-TERM INVESTMENTS (4.8%)
Investment Company (4.6%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note E) (Cost $7,146)	7,146,609	$7,147
	Face Amount (000)
United States (0.2%)
U.S. Treasury Securities (0.2%)
U.S. Treasury Bill, 5.40%, 4/18/24 (j)	$100,000	99
5.53%, 4/18/24 (j)	175,000	172
TOTAL SHORT-TERM INVESTMENTS (Cost $7,417)		7,418
TOTAL INVESTMENTS (100.0%) (Cost $160,455) (k)(l)		154,543
OTHER ASSETS IN EXCESS OF LIABILITIES (0.0%) ‡		53
NET ASSETS (100.0%)		$154,596

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

‡  Amount is less than 0.05%.

(a)  Multi-step — Coupon rate changes in predetermined increments to maturity. Rate disclosed is as of December 31, 2023. Maturity date disclosed is the ultimate maturity date.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Issuer in bankruptcy.

(d)  Non-income producing security; bond in default.

(e)  Income may be paid in additional securities and/or cash at the discretion of the issuer.

(f)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time after which they revert to a floating rate. Interest rates in effect are as of December 31, 2023.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Portfolio of Investments (cont'd)

(g)  Floating or variable rate securities: The rates disclosed are as of December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(h)  Perpetual maturity date. Date disclosed is the last expiration date.

(i)  Non-income producing security.

(j)  Rate shown is the yield to maturity at December 31, 2023.

(k)  Securities are available for collateral in connection with securities purchased on a forward commitment basis, open foreign currency forward exchange contracts, futures contracts and swap agreements.

(l)  At December 31, 2023, the aggregate cost for federal income tax purposes is approximately $154,774,000. The aggregate gross unrealized appreciation is approximately $12,808,000 and the aggregate gross unrealized depreciation is approximately $18,588,000, resulting in net unrealized depreciation of approximately $5,780,000.

DAC  Designated Activity Company.

MTN  Medium Term Note.

PIK  Payment-in-Kind.

REIT  Real Estate Investment Trust.

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at December 31, 2023:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)	Delivery Date	Unrealized Depreciation (000)
HSBC Bank PLC	EUR	245	$266	1/5/24	$(5)
HSBC Bank PLC	EUR	2,956	$3,205	1/5/24	(58)
HSBC Bank PLC	EUR	1,060	$1,149	1/5/24	(21)
HSBC Bank PLC	EUR	2,521	$2,734	1/5/24	(50)
HSBC Bank PLC	EUR	209	$226	1/5/24	(4)
HSBC Bank PLC	EUR	1,312	$1,422	1/5/24	(26)
HSBC Bank PLC	EUR	6	$6	1/5/24	(— @)
HSBC Bank PLC	EUR	1,237	$1,342	1/5/24	(25)
HSBC Bank PLC	EUR	1,024	$1,110	1/5/24	(20)
UBS AG	EUR	1,250	$1,355	1/5/24	(26)
UBS AG	EUR	1,034	$1,121	1/5/24	(21)
UBS AG	EUR	2,548	$2,761	1/5/24	(52)
UBS AG	EUR	1,325	$1,436	1/5/24	(27)
UBS AG	EUR	248	$268	1/5/24	(5)
UBS AG	EUR	1,071	$1,160	1/5/24	(22)
UBS AG	EUR	6	$6	1/5/24	(— @)
UBS AG	EUR	211	$228	1/5/24	(4)
UBS AG	EUR	2,987	$3,236	1/5/24	(61)
UBS AG	EUR	102	$110	1/5/24	(3)
UBS AG	EUR	608	$654	1/5/24	(17)
UBS AG	EUR	170	$184	1/5/24	(4)
UBS AG	EUR	214	$235	1/5/24	(1)
					$(452)

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Portfolio of Investments (cont'd)

Futures Contracts:

The Fund had the following futures contracts open at December 31, 2023:

	Number of Contracts	Expiration Date	Notional Amount (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 2 yr. Note (United States)	8	Mar-24		$1,600	$1,647	$18
U.S. Treasury 10 yr. Ultra Note (United States)	243	Mar-24		24,300	28,678	1,367
U.S. Treasury Long Bond (United States)	11	Mar-24		1,100	1,374	111
U.S. Treasury Ultra Long Bond (United States)	152	Mar-24		15,200	20,306	1,956
Short:
Euro-Buxl 30 yr. Bond (Germany)	13	Mar-24	EUR	(1,300)	(2,034)	(159)
German Euro-Bobl Index (Germany)	62	Mar-24		(6,200)	(8,164)	(143)
German Euro-Bund Index (Germany)	54	Mar-24		(5,400)	(8,180)	(256)
U.S. Treasury 5 yr. Note (United States)	130	Mar-24		$(13,000)	(14,140)	(320)
U.S. Treasury 10 yr. Note (United States)	4	Mar-24		(400)	(452)	(4)
						$2,570

Credit Default Swap Agreement:

The Fund had the following credit default swap agreement open at December 31, 2023:

Swap Counterparty and Reference Obligation	Credit Rating of Reference Obligation	Buy/Sell Protection	Pay/Received Fixed Rate	Payment Frequency	Maturity Date	Notional Amount (000)	Value (000)	Upfront Payment Received (000)	Unrealized Appreciation (000)
Morgan Stanley & Co. LLC* Panama Government International Bonds	NR	Buy	1.00%	Quarterly	12/20/28	$239	$(7)	$(8)	$1

@  Value is less than $500.

*  Cleared swap agreement, the broker is Morgan Stanley & Co. LLC.

EUR —  Euro

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Portfolio of Investments (cont'd)

Portfolio Composition

Classification	Percentage of Total Investments
Sovereign	67.2%
Corporate Bonds	28.0
Other*	4.8
Total Investments	100.0	%**

*  Industries and/or investment types representing less than 5% of total investments.

**  Does not include open futures contracts with a value of approximately $84,975,000 and net unrealized appreciation of approximately $2,570,000. Does not include open foreign currency forward exchange contracts with net unrealized depreciation of approximately $452,000. Also does not include an open swap agreement with total unrealized appreciation of approximately $1,000.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Financial Statements

Statement of Assets and Liabilities	December 31, 2023 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $153,308)	$147,396
Investment in Security of Affiliated Issuer, at Value (Cost $7,147)	7,147
Total Investments in Securities, at Value (Cost $160,455)	154,543
Cash	—	@
Interest Receivable	2,989
Receivable for Variation Margin on Futures Contracts	2,185
Receivable from Affiliate	34
Other Assets	25
Total Assets	159,776
Liabilities:
Dividends Declared	4,038
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	452
Deferred Capital Gain Country Tax	431
Payable for Advisory Fees	128
Payable to Bank	52
Payable for Professional Fees	20
Payable for Custodian Fees	17
Payable for Administration Fees	5
Payable for Stockholder Servicing Agent Fees	2
Payable for Variation Margin on Swap Agreements	—	@
Other Liabilities	35
Total Liabilities	5,180
Net Assets
Applicable to 20,190,298 Issued and Outstanding $0.01 Par Value Shares (100,000,000 Shares Authorized)	$154,596
Net Asset Value Per Share	$7.66
Net Assets Consist of:
Common Stock	$202
Paid-in-Capital	231,551
Total Accumulated Loss	(77,157)
Net Assets	$154,596

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Financial Statements (cont'd)

Statement of Operations	Year Ended December 31, 2023 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuer (Net of $3 of Foreign Taxes Withheld)	$14,635
Dividends from Security of Affiliated Issuer (Note E)	285
Dividends from Securities of Unaffiliated Issuers	4
Income from Securities Loaned — Net	— @
Total Investment Income	14,924
Expenses:
Advisory Fees (Note B)	1,521
Professional Fees	198
Administration Fees (Note C)	122
Custodian Fees (Note D)	78
Stockholder Reporting Expenses	45
Stockholder Servicing Agent Fees	15
Directors' Fees and Expenses	6
Other Expenses	120
Total Expenses	2,105
Waiver of Administration Fees (Note C)	(61)
Rebate from Morgan Stanley Affiliate (Note E)	(12)
Net Expenses	2,032
Net Investment Income	12,892
Realized Gain (Loss):
Investments Sold (Net of $66 of Capital Gain Country Tax)	(25,379)
Foreign Currency Forward Exchange Contracts	1,649
Foreign Currency Translation	(1,579)
Futures Contracts	(3,829)
Swap Agreements	143
Net Realized Loss	(28,995)
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Decrease in Deferred Capital Gain Country Tax of $30)	31,215
Foreign Currency Forward Exchange Contracts	(188)
Foreign Currency Translation	(5)
Futures Contracts	2,124
Swap Agreements	(52)
Net Change in Unrealized Appreciation (Depreciation)	33,094
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	4,099
Net Increase in Net Assets Resulting from Operations	$16,991

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Financial Statements (cont'd)

Statements of Changes in Net Assets	Year Ended December 31, 2023 (000)	Year Ended December 31, 2022 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$12,892	$10,785
Net Realized Loss	(28,995)	(23,156)
Net Change in Unrealized Appreciation (Depreciation)	33,094	(25,219)
Net Increase (Decrease) in Net Assets Resulting from Operations	16,991	(37,590)
Dividends and Distributions to Stockholders	(14,996)	(9,786)
Paid-in-Capital	(328)	—
Capital Share Transactions:
Repurchase of Shares (196,422 and 0 shares)	(1,283)	—
Net Decrease in Net Assets Resulting from Capital Share Transactions	(1,283)	—
Total Increase (Decrease)	384	(47,376)
Net Assets:
Beginning of Period	154,212	201,588
End of Period	$154,596	$154,212

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Financial Highlights

Selected Per Share Data and Ratios

	Year Ended December 31,
	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$7.56		$9.89		$10.57		$10.54		$9.72
Net Investment Income(1)	0.64		0.53		0.45		0.42		0.52
Net Realized and Unrealized Gain (Loss)	0.21		(2.38)		(0.68)		0.04		0.82
Total from Investment Operations	0.85		(1.85)		(0.23)		0.46		1.34
Distributions from and/or in Excess of:
Net Investment Income	(0.74)		(0.48)		(0.45)		(0.37)		(0.52)
Paid-in-Capital	(0.02)		—		—		(0.06)		—
Total Distributions	(0.76)		(0.48)		(0.45)		(0.43)		(0.52)
Anti-Dilutive Effect of Share Repurchase Program	0.01		—		—		—		—
Net Asset Value, End of Period	$7.66		$7.56		$9.89		$10.57		$10.54
Per Share Market Value, End of Period	$6.95		$6.54		$9.01		$9.26		$9.68
TOTAL INVESTMENT RETURN:(2)
Market Value	19.11%		(22.05)%		2.21%		0.67%		24.25%
Net Asset Value	13.42%		(17.91)%		(1.71)%		5.53%		14.55%
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$154,596		$154,212		$201,588		$215,387		$215,090
Ratio of Expenses Before Expenses Waived by Administrator	1.38%		1.25%		1.23%		1.24%		1.22%
Ratio of Expenses After Expenses Waived by Administrator	1.34	%(3)	1.21	%(3)	1.18	%(3)	1.19	%(3)	1.17	%(3)
Ratio of Net Investment Income	8.48	%(3)	6.49	%(3)	4.37	%(3)	4.15	%(3)	5.00	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.00	%(4)	0.01%		0.01%
Portfolio Turnover Rate	116%		77%		26%		38%		39%

(1)  Per share amount is based on average shares outstanding.

(2)  Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund. Total returns are based upon the market value and net asset value on the last business day of each period.

(3)  The Ratio of Expenses After Expenses Waived by Administrator and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(4)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Notes to Financial Statements

Morgan Stanley Emerging Markets Debt Fund, Inc. (the "Fund") was incorporated in Maryland on May 6, 1993, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Fund's primary investment objective is to produce high current income and as a secondary objective, to seek capital appreciation, through investments primarily in debt securities of government and government-related issuers located in emerging countries, of entities organized to restructure outstanding debt of such issuers and debt securities of corporate issuers in or organized under the laws of emerging countries. The Fund seeks to achieve its investment objectives by investing, under normal circumstances, at least 80% of its managed assets in emerging markets domestic debt. The Fund's investment process incorporates information about environmental, social and governance issues (also referred to as ESG) via an integrated approach within the investment team's fundamental investment analysis framework. Morgan Stanley Investment Management Inc. (the "Adviser") and Morgan Stanley Investment Management Limited (the "Sub-Adviser") may engage with management of certain issuers regarding corporate governance practices as well as what the Fund's Adviser and Sub-Adviser deem to be materially important environmental and/or social issues facing a company. To the extent that the Fund invests in derivative instruments that (the Adviser or Sub-Adviser believes have economic characteristics similar to debt securities of government and government-related issuers located in emerging market countries and of entities organized to restructure outstanding debt of such issuers, such investments will be counted for purposes of meeting the Fund's investment objective. To the extent the Fund makes such investments, the Fund will be subject to the risks of such derivative instruments as described herein.

The Fund applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC") Topic 946. In the preparation of these financial statements,

management has evaluated subsequent events occurring after the date of the Fund's Statement of Assets and Liabilities through the date that the financial statements were issued.

A.  Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Fixed income securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If the Adviser determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or is unable to provide a price, prices from reputable brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from reputable brokers/dealers; (2) an equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Notes to Financial Statements (cont'd)

more reputable brokers/dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser or the Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Directors. Each business day, the Fund uses a third-party pricing service approved by the Directors to assist with the valuation of foreign equity securities. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities to more accurately reflect their fair value as of the close of regular trading on the NYSE; (4) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (5) over-the-counter ("OTC") swaps may be valued by an outside pricing service approved by the Directors or quotes from a broker/dealer. Swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange; (6) foreign exchange transactions ("spot contracts") and foreign exchange forward contracts ("forward contracts") are valued daily using an independent pricing vendor at the spot and forward rates, respectively, as of the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

  In connection with Rule 2a-5 of the Act, the Directors have designated the Fund's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market partcipants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Notes to Financial Statements (cont'd)

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

  The following is a summary of the inputs used to value each Fund's investments as of December 31, 2023:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Corporate Bonds	$—	$43,327	$—	$43,327
Sovereign	—	103,760	—	103,760
Total Fixed Income Securities	—	147,087	—	147,087
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets: (cont'd)
Warrants	$—	$38	$—	$38
Short-Term Investments
U.S. Treasury Securities	—	271	—	271
Investment Company	7,147	—	—	7,147
Total Short-Term Investments	7,147	271	—	7,418
Futures Contracts	3,452	—	—	3,452
Credit Default Swap Agreement	—	1	—	1
Total Assets	10,599	147,397	—	157,996
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(452)	—	(452)
Futures Contracts	(882)	—	—	(882)
Total Liabilities	(882)	(452)	—	(1,334)
Total	$9,717	$146,945	$—	$156,662

  Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Repurchase Agreements:  The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Notes to Financial Statements (cont'd)

any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

  Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains

(losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

  Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

  A significant portion of the Fund's net assets consist of securities of issuers located in emerging markets, which are denominated in foreign currencies. Such securities may be concentrated in a limited number of countries and regions and may vary throughout the year. Changes in currency exchange rates will affect the value of securities and investment income from foreign currency denominated securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the U.S. In addition, emerging market issuers may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

5.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Notes to Financial Statements (cont'd)

value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

  Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

  Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

  Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers/dealers to purchase or sell foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Notes to Financial Statements (cont'd)

marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

  Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time.

  Swaps: The Fund may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the counterparty or clearing-house based on changes in the value of the contract or variation margin, respectively. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis based on the type of market participant and U.S. Commodities Futures Trading Commission ("CFTC") approval of contracts for central clearing and exchange trading.

  The Fund's use of swaps during the period included those based on the credit of an underlying security commonly referred to as "credit default swaps." The Fund may be

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Notes to Financial Statements (cont'd)

either the buyer or seller in a credit default swap. Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The use of credit default swaps could result in losses to the Fund if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the swap agreement.

  When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Statement of Assets and Liabilities.

  Upfront payments paid or received by the Fund will be reflected as an asset or liability, respectively, in the Statement of Assets and Liabilities.

  FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Notes to Financial Statements (cont'd)

  The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2023:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	$3,452	(1)
Swap Agreements	Variation Margin on Swap Agreements	Credit Risk	1
Total			$3,453
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(452)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	(882	)(1)
Total			$(1,334)

  (1)This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

  The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2023 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$1,649
Interest Rate Risk	Futures Contracts	(3,829)
Credit Risk	Swap Agreements	143
Total		$(2,037)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(188)
Interest Rate Risk	Futures Contracts	2,124
Credit Risk	Swap Agreements	(52)
Total		$1,884

  At December 31, 2023, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(a)	Assets(b) (000)	Liabilities(b) (000)
Foreign Currency Forward Exchange Contracts	$0	$(452)

  (a)Excludes exchange-traded derivatives.

  (b)Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

  The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Notes to Financial Statements (cont'd)

Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

  The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2023:

Gross Amounts Not Offset in the Statement of Assets and Liabilities

Counterparty	Gross Liability Derivatives Presented in the Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
HSBC Bank PLC	$209	$—	$—	$209
UBS AG	243	—	—	243
Total	$452	$—	$—	$452

  For the year ended December 31, 2023, the average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:

Average monthly principal amount	$22,558,000

Futures Contracts:

Average monthly notional value	$88,069,000

Swap Agreements:

Average monthly notional amount	$5,727,000

6.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker/dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

  Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Notes to Financial Statements (cont'd)

amount of cash collateral plus any rebate that is required to be returned to the borrower.

  The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

  At December 31, 2023, the Fund did not have any outstanding securities on loan.

7.  Structured Investments: The Fund invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular time, may be unable to find qualified buyers for these securities.

8.  Indemnifications: The Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

9.  Dividends and Distributions to Stockholders: Dividends and distributions to stockholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually.

10.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis except where collection is in doubt and is recorded net of foreign withholding tax. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income and distributions are recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes.

B.  Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, calculated weekly and payable monthly, at an annual rate of 1.00% of the Fund's average weekly net assets.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C.  Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Notes to Financial Statements (cont'd)

daily net assets. The Adviser has agreed to limit the administration fee through a waiver so that it will be no greater than the previous administration fee of 0.02435% of the Fund's average weekly net assets plus $24,000 per annum. This waiver may be terminated at any time. For the year ended December 31, 2023, approximately $61,000 of administration fees were waived pursuant to this arrangement.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D.  Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E.  Security Transactions and Transactions with Affiliates: For the year ended December 31, 2023, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $162,292,000 and $165,491,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2023.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Fund"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended December 31, 2023, advisory fees paid were reduced by approximately $12,000 relating to the Fund's investment in the Liquidity Fund.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2023 is as follows:

Affiliated Investment Company	Value December 31, 2022 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Fund	$15,465	$103,477	$111,795	$285
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2023 (000)
Liquidity Fund	$—	$—	$7,147

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

F.  Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Notes to Financial Statements (cont'd)

Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2023 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2023 and 2022 was as follows:

2023 Distributions Paid From:		2022 Distributions Paid From:
Ordinary Income (000)	Paid-in- Capital (000)	Ordinary Income (000)
$14,996	$328	$9,786

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, due to a nondeductible expense, resulted in the following reclassifications among the components of net assets at December 31, 2023:

Total Accumulated Loss (000)	Paid-in Capital (000)
$68	$(68)

At December 31, 2023, the Fund had no distributable earnings on a tax basis.

At December 31, 2023, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $8,057,000 and $63,311,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the stockholders.

G.  Other: As permitted by the Fund's offering prospectus, on October 8, 2007, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund's shares trade from their NAV. During the year ended December 31, 2023, the Fund repurchased 196,422 of its shares at an average discount rate 13.03% from NAV. Since the inception of the program, the Fund has repurchased 4,582,604 of its shares at an average discount of 14.49% from NAV. The Directors regularly monitor the Fund's share repurchase program as part of their review and consideration of the Fund's premium/discount history. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Directors.

At December 31, 2023, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Notes to Financial Statements (cont'd)

material impact on the Fund. The aggregate percentage of such owners was 20.7%.

H.  Results of Annual Meeting of Stockholders (unaudited): On June 22, 2023, an annual meeting of the Fund's stockholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all stockholders:

	For	Against
Frances L. Cashman	14,874,353	1,712,587
Kathleen A. Dennis	14,842,386	1,744,554
Joseph J. Kearns	13,696,663	2,890,277
Patricia A. Maleski	14,869,113	1,717,827

I.  Market Risk: The value of an investment in the Fund is based on the values of the Fund's investments, which change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events adversely interrupt the global economy and financial markets. Securities in the Fund's portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters and extreme weather events, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political (including geopolitical) discord and tensions or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund's investments, and exacerbate pre-existing risks to the Fund. The occurrence, duration and extent of these or other types of adverse economic and market conditions and uncertainty over the long term cannot be reasonably projected or estimated at this time. The ultimate impact of public health emergencies or other adverse economic or market developments and the extent to which the associated conditions impact the Fund and its investments will also depend on other future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Fund's investments (and, in turn, the Fund's investment results) as well as their liquidity may be adversely affected because of these and similar types of factors and developments, which may in turn impact valuation, the Fund's ability to sell securities and/or its ability to meet redemptions.

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Report of Independent Registered Public Accounting Firm

To the Stockholders and the Board of Directors of
Morgan Stanley Emerging Markets Debt Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Emerging Markets Debt Fund, Inc. (the "Fund"), including the portfolio of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 29, 2024

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Portfolio Management (unaudited)

The Fund is managed by members of the Emerging Markets Debt team. The team consists of portfolio managers, analysts and traders. The members of the team jointly and primarily responsible for the day-to-day management of the Fund are Sahil Tandon, a Managing Director of the Sub-Adviser, Akbar Causer and Kyle Lee, Managing Directors of the Adviser, and Federico Sequeda, an Executive Director of the Adviser. Mr. Tandon has been associated with the Sub-Adviser in an investment management capacity since August 2019. Prior to August 2019, Mr. Tandon was associated with the Adviser in an investment capacity from 2004. Mr. Tandon began managing the Fund in October 2015. Mr. Causer has been associated with the Adviser or its affiliates in an investment management capacity since April 2017. Mr. Lee has been associated with the Adviser or its affiliates in an investment management capacity since July 2007. Mr. Sequeda has been associated with the Adviser or its affiliates in an investment management capacity since September 2010.

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Investment Policy (unaudited)

The Fund's investment objectives are fundamental policies that may not be changed without the approval of a majority of the Fund's outstanding voting securities. As used herein, a "majority of the Fund's outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, and (ii) more than 50% of the outstanding shares. The Fund seeks to achieve its investment objectives by investing, under normal circumstances, at least 80% of its managed assets in emerging markets domestic debt. To the extent that the Fund invests in derivative instruments that the Adviser believes have economic characteristics similar to debt securities of government and government-related issuers located in emerging market countries and of entities organized to restructure outstanding debt of such issuers, such investments will be counted for purposes of meeting the Fund's investment objective.

An emerging country is any country that the International Bank for Reconstruction and Development (commonly known as The World Bank) or similar major financial institution has determined to have a low or middle economy or countries included in the Index.

The Adviser invests the Fund's assets in emerging country debt securities that provide a high level of current income, while at the same time holding the potential for capital appreciation if the perceived creditworthiness of the issuer improves due to improving economic, financial, political, social or other conditions in the country in which the issuer is located. Currently, investing in many emerging country securities is not feasible or may involve unacceptable political risks.

As opportunities to invest in debt securities in other countries develop, the Fund expects to expand and further diversify the emerging countries in which it invests. While the Fund generally is not restricted in the portion of its assets which may be invested in a single country or region, it is intended that, under normal conditions, the Fund's assets will be invested in issuers in at least three countries.

The Fund's investments in government and government-related and restructured debt securities will consist of (i) debt securities or obligations issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging countries (including participations in loans between governments and financial institutions), (ii) debt securities or obligations issued by government owned, controlled or sponsored entities located in emerging countries, and (iii) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the entities described above.

In addition, the Fund may invest up to 35% of its total assets in debt securities of corporate issuers located in or organized under the laws of emerging countries. The Fund's investments in debt securities of corporate issuers in emerging countries may include debt securities or obligations issued (i) by banks located in emerging countries or by branches of emerging country banks located outside the country, (ii) by a company whose principal securities trading market is in an emerging country, (ii) by a company who alone or on a consolidated basis derives 50% or more of its annual revenue from goods produced, sales made or services performed in emerging countries or (iii) by a company that is organized under the laws of, or has a principal office in, an emerging country.

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Investment Policy (unaudited) (cont'd)

Emerging country debt securities held by the Fund take the form of bonds, notes, bills, debentures, convertible securities, warrants, bank debt obligations, short-term paper, loan participations, loan assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging country issuers. U.S. dollar-denominated emerging country debt securities held by the Fund generally are listed but not traded on a securities exchange, and non-U.S. dollar-denominated securities held by the Fund may or may not be listed or traded on a securities exchange. The Fund is not subject to restrictions on the maturities of the emerging country debt securities it holds those maturities may range from overnight to 30 years.

A substantial portion of the Fund's total assets is likely to be invested from time to time in certain Brady Bonds and other debt obligations acquired at a discount. Pursuant to the Internal Revenue Code of 1986, as amended (the "Code"), the Fund is required to accrue a portion of any original issue discount with respect to such securities as income each year even though the Fund does not receive interest payments in cash during the year which reflect the discount so accrued. The Fund will also elect similar treatment for any market discount with respect to such securities. As a result, the Fund expects to make distributions of net investment income in amounts greater than the total amount of cash interest actually received. Such distributions will be made from the cash assets of the Fund, from borrowings or, if necessary, by liquidation of portfolio securities.

Although the Fund's portfolio is actively managed to take into account changes and anticipated changes occurring in emerging countries, the Fund invests with a long-term perspective, and is not intended to be a trading or arbitrage vehicle. However, market volatility during certain periods in the emerging country markets has made it necessary during such periods to engage in some short-term trading in order to preserve investment gains or limit losses. A high portfolio turnover rate may lead to higher transaction costs incurred by the Fund and may result in the realization of more short-term capital gains than if the Fund had lower portfolio turnover. Portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of the calculation, portfolio securities exclude all debt securities having a maturity when purchased of one year or less.

A substantial portion of the Fund's assets may be invested in non-U.S. dollar-denominated securities. Non-U.S. dollar-denominated emerging country debt securities may be denominated in the local currency of an emerging country, as well as in hard currencies such as the British Pound Sterling, the Canadian Dollar, the Japanese Yen and the Swiss Franc. The Fund is not restricted in the portion of its assets which may be invested in securities denominated in a particular currency. The portion of the Fund's assets invested in securities denominated in currencies other than the U.S. dollar will vary depending on market conditions. Although the Fund is permitted to engage in a wide variety of investment practices designed to hedge against currency exchange rate risks with respect to its holdings of non-U.S. dollar-denominated debt securities, the Fund may be limited in its ability to hedge against these risks.

Selection of Investments

In selecting particular emerging country debt securities for investment by the Fund, the Adviser applies a market risk analysis contemplating assessment of factors such as liquidity, volatility, tax implications, interest rate sensitivity, counterparty risks and technical market considerations. Emerging country debt securities in which the Fund may invest will be subject to high risk and will

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Investment Policy (unaudited) (cont'd)

not be required to meet a minimum rating standard and may not be rated for creditworthiness by any internationally recognized credit rating organization. The Fund's investments generally are and are expected to continue to be rated in the lower and lowest rating categories of internationally recognized credit rating organizations or unrated securities of comparable quality. These types of debt obligations are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with their terms and generally involve a greater risk of default and of volatility in price than securities in higher rating categories.

Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a non-U.S. debt instrument is denominated. Instruments issued by a foreign government in other than the local currency, for example, typically have a lower rating than local currency instruments due to the existence of an additional risk that the government will be unable to obtain the required foreign currency to service its foreign currency-denominated debt. In general, the ratings of debt securities or obligations issued by a non-U.S. public or private entity will not be higher than the rating of the currency or the foreign currency debt of the central government of the country in which the issuer is located, regardless of the intrinsic creditworthiness of the issuer.

Derivatives

The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to seek to earn income. Derivative instruments used by the Fund will be counted towards the Fund's exposure in the types of securities listed herein to the extent they have economic characteristics similar to such securities. A derivative is a financial instrument whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. Derivatives and other similar instruments that create synthetic exposure often are subject to risks similar to its underlying asset and may be subject to additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments, risks arising from mispricing or valuation complexity and operational and legal risks. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. In addition, proposed regulatory changes by the SEC relating to a closed-end fund's use of derivatives could potentially limit or impact the Fund's ability to invest in derivatives and adversely affect the value or performance of the Fund or its derivative investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objective, there is no assurance that the use of derivatives will achieve this result.

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Investment Policy (unaudited) (cont'd)

Following is a description of the derivative instruments and techniques that the Fund may use and their associated risks:

Foreign Currency Forward Exchange Contracts. In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers/dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. The Fund may also invest in non-deliverable foreign currency forward exchange contracts ("NDFs"). NDFs are similar to other foreign currency forward exchange contracts, but do not require or permit physical delivery of currency upon settlement. Instead, settlement is made in cash based on the difference between the contracted exchange rate and the spot foreign exchange rate at settlement. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency and proxy hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that currency contracts create exposure to currencies in which the Fund's securities are not denominated. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase or decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Loan Participation Notes. The Fund may invest in loan participation notes ("LPNs"), which are interests in loans or other direct debt instruments relating to amounts owed by a corporate, governmental or other borrower to another party. LPNs are notes issued through a special purpose vehicle for the purpose of funding or acquiring a loan to final obligor. LPNs are subject to the same risks as other

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Investment Policy (unaudited) (cont'd)

debt obligations, which may include credit risk, interest rate risk, liquidity risk and market risk. LPNs have limited recourse to the issuer, to the extent of the amount received by the issuer from the ultimate borrower in paying the principal and interest amounts as defined under the loan agreement. The Fund may be exposed to the credit risk of both the lender and the borrower, and may not benefit from any collateral supporting the underlying loan.

Options. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument or foreign currency at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency or futures contract on the underlying instrument or foreign currency at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased over-the-counter ("OTC"), the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Swaptions. An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for a premium. A receiver swaption gives the owner the right to receive the return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

Structured Investments. The Fund also may invest a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Swaps. The Fund may enter into OTC swap contracts or cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Investment Policy (unaudited) (cont'd)

agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non- performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The Fund's use of swaps may include those based on the credit of an underlying security, commonly referred to as "credit default swaps." Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event of the issuer of the referenced debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event of the issuer of the referenced debt obligation. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchangetrading and clearing is occurring on a phased-in basis. The Fund may pay fees or incur costs each time it enters into, amends or terminates a swap agreement.

Foreign and Emerging Market Securities

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Fund's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Fund's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund's

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Investment Policy (unaudited) (cont'd)

investments in such securities harder to value. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Fund's investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates.

Chinese Fixed-Income Investments

The Fund may invest in Chinese fixed-income securities traded in the China Interbank Bond Market ("CIBM") through the Bond Connect program ("Bond Connect"), which allows non-Chinese-domiciled investors (such as the Fund) to purchase certain fixed-income investments available in China's interbank bond market. Bond Connect utilizes the trading infrastructure of both Hong Kong and China. Bond Connect therefore is not available when there are trading holidays in Hong Kong. As a result, prices of securities purchased through Bond Connect may fluctuate at times when the Fund is unable to add to or exit its position. Securities offered via Bond Connect may lose their eligibility for trading through the program at any time, in which case they may be sold but could no longer be purchased through Bond Connect. Because Bond Connect is relatively new, its effects on the Chinese interbank bond are uncertain. In addition, the trading, settlement and IT systems required for non-Chinese investors in Bond Connect are relatively new and continuing to evolve. In the event that the relevant systems do not function properly, trading via Bond Connect could be disrupted, adversely affecting the ability of the Fund to acquire or dispose of securities through Bond Connect in a timely manner, which in turn could adversely impact the Fund's performance.

Bond Connect is subject to regulation by both Hong Kong and China. There can be no assurance that further regulations will not affect the availability of securities in the program, the frequency of redemptions or other limitations. In China, Bond Connect securities are held on behalf of ultimate investors (such as the Fund) by the Hong Kong Monetary Authority Central Money Markets Unit via accounts maintained with China's two clearinghouses for fixed-income securities. While Chinese regulators have affirmed that the ultimate investors hold a beneficial interest in Bond Connect securities, the law surrounding such rights continues to develop, and the mechanisms that beneficial owners may use to enforce their rights are untested and therefore pose uncertain risks, with legal and regulatory risks potentially having retroactive effect. Further, courts in China have limited experience in applying the concept of beneficial ownership, and the law surrounding beneficial ownership will continue to evolve as they do so. There is accordingly a risk that, as the law is tested and developed, the Fund's ability to enforce its ownership rights may be negatively impacted, which could expose the Fund to the risk of loss on such investments. The Fund may not be able to participate in corporate actions affecting Bond Connect securities due to time constraints or for other operational reasons, and payments of distributions could be delayed. Market volatility and potential lack of liquidity due to low trading volume of certain bonds may result in prices of those bonds fluctuating significantly; in addition, the bid-ask spreads of the prices of such securities may be large, and the Fund may therefore incur significant

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Investment Policy (unaudited) (cont'd)

costs and suffer losses when selling such investments. More generally, bonds traded in CIBM may be difficult or impossible to sell, which could further impact the Fund's ability to acquire or dispose of such securities at their expected prices. Bond Connect trades are settled in Renminbi (RMB), the Chinese currency, and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed. Moreover, securities purchased through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules. Finally, uncertainties in the Chinese tax rules governing taxation of income and gains from investments via Bond Connect could result in unexpected tax liabilities for the Fund. The withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled.

Environmental, Social and Governance Issues

The Fund's investment process incorporates information about environmental, social and governance issues (also referred to as ESG) via an integrated approach within the investment team's fundamental investment analysis framework. The Fund's Adviser may engage with management of certain issuers regarding corporate governance practices as well as what the Fund's Adviser deems to be materially important environmental and/or social issues facing a company.

Loan Participations and Assignments

The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders"). The Fund's investments in Loans in most instances will be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. The Fund's investment in Participations typically will result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation, but even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation impaired. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Adviser to be creditworthy.

When the Fund purchases Assignments from Lenders, it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain sovereign debt obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Fund may acquire an interest in a Loan is through a Participation and not an Assignment. The Fund may have difficulty disposing of Assignments and Participations because to do so it will have to assign such

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Investment Policy (unaudited) (cont'd)

securities to a third party. Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

Temporary Investments

During periods in which the Adviser believes changes in economic, financial or political conditions make it advisable, the Fund may, for temporary defensive purposes, reduce its holdings in emerging country debt securities and invest in certain other short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities or hold cash. The short-term and medium-term debt securities in which the Fund may invest consist of (a) obligations of the U.S. government, its agencies or instrumentalities (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or emerging country banks denominated in any currency (c) floating rate securities and other instruments denominated in any currency issued by international development agencies (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. corporations meeting the Fund's credit quality standards and (e) repurchase agreements with banks and broker-dealers with respect to such securities. During such periods, the Fund intends to invest only in short-term and medium-term debt securities that the Adviser believes to be of relatively low risk of loss of interest or principal (there is currently no rating system for debt securities in most emerging countries).

Repurchase agreements with respect to the securities described in the preceding paragraph are contracts under which a buyer of a security simultaneously commits to resell the security to the seller at an agreed upon price and date. Under a repurchase agreement, the seller generally is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. The Adviser will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price including accrued interest. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Other Investments

Private Placements. The Fund may invest in emerging country debt securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded over-the-counter. In many cases, privately placed securities will be subject to contractual or legal restrictions on transfer. As a result of the absence of a public trading market, privately placed securities may in turn be less liquid and more difficult to value than publicly traded securities. Although privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales could, due to illiquidity, be less than those originally paid by the Fund or less than their fair value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Investment Policy (unaudited) (cont'd)

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. To the extent that the Fund invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security. A convertible security generally entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as (1) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) the potential for capital appreciation if the market price of the underlying common stock increases.

The Fund has no current intention of converting any convertible securities it may own into equity securities or holding them as an equity investment upon conversion, although it may do so for temporary purposes. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Warrants. The Fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. The Fund may invest in warrants for equity securities that are acquired as units with debt instruments and warrants for debt securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date. The Fund does not intend to retain in its portfolio any common stock received upon the exercise of a warrant and will sell the common stock as promptly as practicable and in a manner that it believes will reduce its risk of a loss in connection with the sale.

Borrowing and Other Forms of Leverage

The Fund is permitted to borrow money or issue debt securities in an amount up to 33 1/3% of its managed assets (50% of its net assets), issue preferred shares in an amount up to 50% of its managed assets (100% of its net assets) and enter into reverse repurchase agreements or other derivative instruments with leverage embedded in them to the maximum extent permitted by the SEC and/or SEC staff rules, guidance or positions. The Fund may seek to use financial leverage through borrowings from certain financial institutions or other means, and the Fund may at times not seek to use financial leverage. Borrowings create leverage, which is a speculative characteristic. Although the Fund is authorized to borrow, it will do so only when the Adviser believes that borrowing will benefit the Fund after taking into account considerations such as the costs of the borrowing and the likely investment returns on the securities purchased with borrowed monies. The extent to which the Fund will borrow will depend upon the availability of credit. No assurance can be given that the Fund will be able to borrow on terms acceptable to the Fund and the Adviser.

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Investment Policy (unaudited) (cont'd)

The Fund's custodian will either segregate the assets securing the Fund's borrowing for the benefit of the Fund's lenders or arrangements will be made with a suitable sub-custodian, which may include a lender. If the assets used to secure the borrowing decrease in value, the Fund may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets. The rights of any lenders to the Fund to receive payments of interest on and repayments of principal of borrowings will be senior to the rights of the Fund's shareholders, and the terms of the Fund's borrowings may contain provisions that limit certain activities of the Fund and could result in precluding the purchase of instruments that the Fund would otherwise purchase.

The Fund may enter into reverse repurchase agreements with any member bank of the Federal Reserve System and any broker/dealer or any foreign bank that has been determined by the Adviser to be creditworthy. Under a reverse repurchase agreement, the Fund would sell securities and agree to repurchase them at a mutually agreed date and price. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds of the sale of securities received by the Fund may decline below the price of the securities the Fund is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligations to repurchase the securities, and the Fund's use of proceeds of the reverse repurchase agreement may effectively be restricted pending the decision. Reverse repurchase agreements will be treated as borrowings for purposes of calculating the Fund's borrowing limitation.

The Fund may, in addition to engaging in the transactions described above, borrow money from banks for temporary or emergency purposes (including, for example, clearance of transactions, share repurchases or payments of dividends to shareholders) in an amount not exceeding 5% of the value of the Fund's total assets (including the amount borrowed).

Hedging

The Fund is authorized to use various hedging and investment strategies described below to hedge various market risks (such as interest rates, currency exchange rates and broad or specific market movements), to manage the effective maturity or duration of debt instruments held by the Fund, or to seek to increase the Fund's income or gain. Although these strategies regularly are used by some investment companies and other institutional investors, these strategies cannot at the present time be used to a significant extent by the Fund and may not become available for extensive use in the future. At present, for the currencies of most emerging countries, there is not a viable market in which the Fund may engage in these transactions. Techniques and instruments may change, however, over time as new instruments and strategies are developed or regulatory changes occur.

The Fund may purchase and sell financial futures contracts, it may purchase and sell (or write) certain exchange listed and over-the-counter options on emerging country debt instruments, financial futures contracts and fixed income indices and other financial instruments and it may enter into interest rate transactions and currency transactions (collectively, these transactions are referred to in this Prospectus as "Hedging"). The Fund's interest rate transactions may take the form of swaps, caps, floors and collars and the Fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currency or currency futures contracts.

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Investment Policy (unaudited) (cont'd)

Hedging may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities market or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The ability of the Fund to utilize Hedging successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select portfolio securities. The Fund is not a "commodity pool" and Hedging transactions involving financial futures and options on financial futures will be purchased, sold or entered into only for bona fide hedging, risk management or other appropriate portfolio management purposes and not for speculative purposes. The use of Hedging in certain circumstances will require that the Fund segregate cash, liquid high grade debt obligations or other assets to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency.

The Fund may enter into cross currency hedges, which involve the sale of one currency against the positive exposure to a different currency. Cross currency hedges may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Hedging the Fund's currency risks involves the risk of mismatching the Fund's obligations under a forward or futures contract with the value of securities denominated in a particular currency. For cross currency hedges, there is an additional risk to the extent that these transactions create exposure to currencies in which the Fund's securities are not denominated.

When-Issued and Delayed Delivery Securities

The Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a when-issued or delayed delivery basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a when-issued or delayed delivery basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Fund will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities but may sell them before the settlement date if it is deemed advisable.

Loans of Portfolio Securities

The Fund may attempt to increase its income through lending portfolio securities to third parties and receiving interest on such loans. In the event of the bankruptcy of the other party to a securities loan, the Fund could experience delays in recovering the securities it loaned. To the extent that, in the meantime, the value of the securities the Fund has loaned decreases, the Fund could experience a loss.

The Fund may lend securities from its portfolio if liquid assets in an amount at least equal to the current market value of the securities loaned (including accrued interest thereon) plus the interest payable to the Fund with respect to the loan is maintained by the Fund in a segregated account. Any securities that the Fund may receive as collateral will not become a part of its portfolio at the time of the

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Investment Policy (unaudited) (cont'd)

loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash equivalent collateral. Cash collateral received by the Fund will be invested in securities in which the Fund is permitted to invest. The value of securities loaned will be marked to market daily. Portfolio securities purchased with cash collateral are subject to possible depreciation. Loans of securities by the Fund will be subject to termination at the Fund's or the borrower's option. The Fund may pay reasonable negotiated fees in connection with loaned securities. The Fund does not currently intend to make loans of portfolio securities with a value in excess of 25% of the value of its total assets.

Illiquid Securities

The Fund may invest without limitation in illiquid securities, for which there is a limited trading market and for which a low trading volume of a particular security may result in abrupt and erratic price movements. The Fund may be unable to dispose of its holdings in illiquid securities at then current market prices and may have to dispose of such securities over extended periods of time.

Investment Funds

The Fund may invest in investment funds which generally invest in securities in which the Fund is authorized to invest. Under the 1940 Act, the Fund may invest a maximum of 10% of its total assets in the securities of other investment companies. In addition, under the 1940 Act, not more than 5% of the Fund's total assets may be invested in the securities of any one investment company and the Fund may not purchase more than 3% of the voting stock of any such investment company at the time such shares are purchased. The SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in another investment company, including the rescission of exemptive relief issued by the SEC permitting such investments in excess of statutory limits. These regulatory changes may adversely impact the Fund's investment strategies and operations. To the extent the Fund invests in other investment funds, the Fund's shareholders will incur certain duplicative fees and expenses, including investment advisory fees. The Fund's investment in certain investment funds will result in special U.S. federal income tax consequences.

Short Sales

The Fund may from time to time sell securities short without limitation, although presently the Fund does not intend to sell securities short. A short sale is a transaction in which the Fund would sell securities it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. When the Fund makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. To deliver the securities to the buyer, the Fund will need to arrange through a broker to borrow the securities and, in so doing, the Fund will become obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

The Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash, U.S. Government Securities or other liquid, high grade debt obligations.

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Investment Policy (unaudited) (cont'd)

Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

Pricing of Securities

Certain of the Fund's securities may be valued by an approved outside pricing service. The pricing service/vendor may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service. Pricing services value securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots.

Determination of NAV

The Fund determines the NAV per share as of the close of the NYSE (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for business. Shares generally will not be priced on days that the NYSE is closed. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day and calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. The Fund may elect to price its shares on days when the NYSE is closed but the primary securities markets on which the Fund's securities trade remain open.

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Principal Risks (unaudited)

Non-Diversification.

The Fund is non-diversified, which means that the Fund may invest a greater percentage of its assets in a smaller number of issuers than diversified funds. A fund that is classified as non-diversified may be more susceptible to an adverse event affecting a single issuer or portfolio investment than a diversified portfolio and a decline in the value of that issuer's securities or that portfolio investment may cause the Fund's overall value to decline to a greater degree than a diversified portfolio.

Emerging Market Securities.

The Fund invests in emerging market or developing countries, which are countries that major international financial institutions generally consider to be less economically mature than developed nations (such as the United States or most nations in Western Europe). Emerging market or developing countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market or developing countries may be more precarious than in other countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty's legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. In addition, due to jurisdictional limitations, U.S. authorities (e.g., SEC and the U.S. Department of Justice) may be limited in their ability to enforce regulatory or legal obligations in emerging market countries. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. These characteristics result in greater risk of price volatility in emerging market or developing countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

Foreign Securities.

Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In addition, the prices of such securities may be susceptible to influence by large traders, due to the limited size of many foreign securities markets. Moreover, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Also, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls or diplomatic developments that could affect the Fund's investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than the cost of investing in domestic securities.

Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Principal Risks (unaudited) (cont'd)

and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, companies, entities and/or individuals may adversely affect the Fund's foreign holdings or exposures. Investments in foreign markets may also be adversely affected by less stringent investor protections and disclosure of standards, and governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of the Fund's investments. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Moreover, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could also be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Any of these actions could severely affect security prices, impair the Fund's ability to purchase or sell foreign securities or transfer the Fund's assets back into the United States, or otherwise adversely affect the Fund's operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value. Economic sanctions or other similar measures may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. The Fund's investments in foreign securities are subject to economic sanctions and trade laws in the United States and other jurisdictions. These laws and related governmental actions, including counter-sanctions and other retaliatory measures, can, from time to time, prevent or prohibit the Fund from investing in certain foreign securities. In addition, economic sanctions could prohibit the Fund from transacting with particular countries, organizations, companies, entities and/or individuals by banning them from global payment systems that facilitate cross-border payments, restricting their ability to settle securities transactions, and freezing their assets. The imposition of sanctions and other similar measures could, among other things, cause a decline in the value of securities issued by the sanctioned country or companies located in, or economically linked to, the sanctioned country, downgrades in the credit ratings of the sanctioned country or companies located in, or economically linked to, the sanctioned country, devaluation of the sanctioned country's currency, and increased market volatility and disruption in the sanctioned country and throughout the world.

Economic sanctions or other similar measures could, among other things, effectively restrict or eliminate the Fund's ability to purchase or sell securities, negatively impact the value or liquidity of the Fund's investments, significantly delay or prevent the settlement of the Fund's securities transactions, force the Fund to sell or otherwise dispose of investments at inopportune times or prices, increase the Fund's transaction costs, make the Fund's investments more difficult to value or impair the Fund's ability to meet its investment objective or invest in accordance with its investment strategies. These conditions may be in place for a substantial period of time and enacted with limited advance notice to the Fund.

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Principal Risks (unaudited) (cont'd)

Even if the Fund does not have significant investments in securities affected by sanctions, sanctions or the threat of sanctions may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, including through global supply chain disruptions, increased inflationary pressures, and reduced economic activity, which could have a negative effect on the Fund's performance. In addition, trade disputes may affect investor and consumer confidence and adversely affect financial markets and the broader economy, perhaps suddenly and to a significant degree. Events such as these and their impact on the Fund are difficult to predict.

In addition, the Holding Foreign Companies Accountable Act (the "HFCAA") could cause securities of a foreign (non-U.S.) company, including American Depositary Receipts, to be delisted from U.S. stock exchanges if the company does not allow the U.S. government to oversee the auditing of its financial information. Although the requirements of the HFCAA apply to securities of all foreign (non-U.S.) issuers, the SEC has thus far limited its enforcement efforts to securities of Chinese companies. If securities are delisted, the Fund's ability to transact in such securities will be impaired, and the liquidity and market price of the securities may decline. The Fund may also need to seek other markets in which to transact in such securities, which could increase the Fund's costs.

Sovereign Debt Obligations. The Fund may invest in debt obligations known as "sovereign debt," which are obligations of governmental issuers in emerging market or developing countries and industrialized countries. Certain emerging market or developing countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations. Uncertainty surrounding the level and sustainability of sovereign debt of certain countries, has at times increased volatility in the financial markets. In addition, a number of Latin American countries are among the largest debtors of developing countries and have a long history of reliance on foreign debt. Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the World Bank and other multilateral agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third-parties' commitments to lend funds, which may further impair the foreign sovereign obligor's ability or willingness to timely service its debts. In addition, there is no legal process for collecting on a sovereign debt that a government does not pay or bankruptcy proceeding by which all or part of the sovereign debt that a government entity has not repaid may be collected.

Depositary Receipts. A depositary receipt is generally issued by a bank or financial institution and represents the common stock or other equity securities of a foreign company. Depositary receipts involve many of the same risks as those associated with direct

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Principal Risks (unaudited) (cont'd)

investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Foreign Currency Forward Exchange Contracts. In connection with their investments in foreign securities, the Fund also may enter into contracts with banks, brokers/dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Foreign currency forward exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency and proxy hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.

Investments in foreign currency forward exchange contracts may substantially change the Fund's exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser expects. The Adviser's success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. Foreign currency forward exchange contracts may be used for non-hedging purposes in seeking to meet the Fund's investment objective, such as when the Adviser anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Fund's investment portfolio. Investing in foreign currency forward exchange contracts for purposes of gaining from projected changes in exchange rates, as opposed to hedging currency risks applicable to the Fund's holdings, further increases the Fund's exposure to foreign securities losses. There is no assurance that the Adviser's use of currency derivatives will benefit the Fund or that they will be, or can be, used at appropriate times.

Fixed-Income Securities.

Fixed-income securities are securities that pay a fixed or a variable rate of interest until a stated maturity date. Fixed-income securities include U.S. government securities, securities issued by federal or federally sponsored agencies and instrumentalities, corporate bonds and notes, asset-backed securities, mortgage-backed securities, securities rated below investment grade (commonly referred to as "junk bonds" or "high yield/high risk securities"), municipal bonds, loan participations and assignments, zero coupon bonds, convertible securities, Eurobonds, Brady Bonds, Yankee Bonds, repurchase agreements, commercial paper and cash equivalents.

Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity (i.e., interest rate risk), market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). For example, a type of fixed-income securities in which the Fund may invest are corporate debt obligations. In addition to interest rate, credit and other risks, corporate debt obligations are also subject to factors directly related to the issuer, such as the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the marketplace, and by factors not directly related to the issuer, such

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Principal Risks (unaudited) (cont'd)

as general market liquidity, economic conditions and inflation. The Fund may face a heightened level of interest rate risk in times of monetary policy change and uncertainty, such as when the Federal Reserve Board adjusts a quantitative easing program and/or changes rates. A changing interest rate environment increases certain risks, including the potential for periods of volatility, increased redemptions, shortened durations (i.e., prepayment risk) and extended durations (i.e., extension risk). Fixed income and other debt instruments, including mortgage- and other asset-backed securities, are subject to prepayment risk, which is the risk that the principal of such obligation is paid earlier than expected, such as in the case of refinancing. This risk is increased during periods of declining interest rates and prepayments may reduce the Fund's yield or income as a result of reinvesting the income or other proceeds in lower yielding securities or instruments. These investments are also subject to extension risk, which is the risk that the principal of such obligation is paid lower or later than expected. This may negatively affect Fund returns, as the value of the investment decreases when principal payments are made later than expected. This risk is elevated during periods of increasing interest rates. In addition, because principal payments are made later than expected, the investment's duration may extend (and result in increased interest rate risk) and the Fund may be prevented from investing proceeds it would otherwise have received at the higher prevailing interest rates. Prepayments and extensions may result in a security or debt instrument offering less potential for gains during periods of declining interest rates or rising interest rates, respectively.

Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. The Fund may be subject to liquidity risk, which may result from the lack of an active market and the reduced number and capacity of traditional market participants to make a market in fixed-income securities. Fixed-income securities may be called (i.e., redeemed by the issuer) prior to final maturity. If a callable security is called, the Fund may have to reinvest the proceeds at a lower rate of interest.

Credit and Interest Rate Risk.

Fixed-income securities, such as bonds, generally are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer or guarantor of a security will be unable or unwilling or perceived to be unable or unwilling to make interest payments and/or repay the principal on its debt. The risk of defaults across issuers and/or counterparties increases in adverse market and economic conditions. Interest rate risk refers to fluctuations (such as a decline) in the value of a fixed income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. A low interest rate environment may prevent the Fund from providing a positive yield or paying Fund expenses out of current income. The Fund may face a heightened level of interest rate risk in times of monetary policy change and/or uncertainty, such as when the Federal Reserve Board adjusts a quantitative easing program and/or changes rates. For example, during periods when interest rates are low, the Fund's yield (and total return) also may be low or otherwise adversely affected or the Fund may be unable to maintain positive returns. Monetary policies, and market interest rates, are subject to change at any time and potentially frequently based on a variety of market and economic conditions. The impact on fixed income and other debt instruments from interest rate changes, regardless of the cause, could be significant and could adversely affect the Fund and its investments. Credit ratings may not be an accurate assessment of liquidity or credit risk. Although credit ratings may not accurately reflect the true credit risk of an instrument, a change in the credit

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Principal Risks (unaudited) (cont'd)

rating of an instrument or an issuer can have a rapid, adverse effect on the instrument's liquidity and make it more difficult for the Fund to sell at an advantageous price or time.

In addition, under certain conditions, there may be an increasing amount of issuers that are unprofitable, have little cash on hand and/or are unable to pay the interest owed on their debt obligations and the number of such issuers may increase if demand for their goods and services falls, borrowing costs rise due to governmental action or inaction or other reasons.

Foreign Currency.

Investments in foreign securities may be denominated in foreign currencies. The value of foreign currencies may fluctuate relative to the value of the U.S. dollar or other applicable foreign currency. Since the Fund may invest in such non-U.S. dollar-denominated securities, and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Fund's assets. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country's government or banking authority also will have a significant impact on the value of any investments denominated in that currency. The Adviser and/or Sub-Adviser may use derivatives to seek to reduce this risk. The Adviser and/or Sub-Adviser may in their discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Chinese Fixed-Income Investments.

The Fund may invest in Chinese fixed-income securities traded in the China Interbank Bond Market ("CIBM") through the Bond Connect program ("Bond Connect"), which allows non-Chinese-domiciled investors (such as the Fund) to purchase certain fixed-income investments available in China's interbank bond market. Bond Connect utilizes the trading infrastructure of both Hong Kong and China. Bond Connect therefore is not available when there are trading holidays in Hong Kong. As a result, prices of securities purchased through Bond Connect may fluctuate at times when the Fund is unable to add to or exit its position. Securities offered via Bond Connect may lose their eligibility for trading through the program at any time, in which case they may be sold but could no longer be purchased through Bond Connect. Because Bond Connect is relatively new, its effects on the Chinese interbank bond are uncertain. In addition, the trading, settlement and information technology systems required for non-Chinese investors in Bond Connect are relatively new and continuing to evolve. In the event that the relevant systems do not function properly, trading via Bond Connect could be disrupted, adversely affecting the ability of the Fund to acquire or dispose of securities through Bond Connect in a timely manner, which in turn could adversely impact the Fund's performance.

Bond Connect is subject to regulation by both Hong Kong and China. There can be no assurance that further regulations will not affect the availability of securities in the program, the frequency of redemptions or other limitations. In China, Bond Connect securities are held on behalf of ultimate investors (such as the Fund) by the Hong Kong Monetary Authority Central Money Markets Unit via accounts maintained with China's two clearinghouses for fixed-income securities. While Chinese regulators have affirmed that the ultimate investors hold a beneficial interest in Bond Connect securities, the law surrounding such rights continues to develop, and the mechanisms that beneficial owners may use to enforce their rights are untested and therefore pose uncertain risks, with legal and

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Principal Risks (unaudited) (cont'd)

regulatory risks potentially having retroactive effect. Further, courts in China have limited experience in applying the concept of beneficial ownership, and the law surrounding beneficial ownership will continue to evolve as they do so. There is accordingly a risk that, as the law is tested and developed, the Fund's ability to enforce its ownership rights may be negatively impacted, which could expose the Fund to the risk of loss on such investments. The Fund may not be able to participate in corporate actions affecting Bond Connect securities due to time constraints or for other operational reasons, and payments of distributions could be delayed. Market volatility and potential lack of liquidity due to low trading volume of certain bonds may result in prices of those bonds fluctuating significantly; in addition, the bid-ask spreads of the prices of such securities may be large, and the Fund may therefore incur significant costs and suffer losses when selling such investments. More generally, bonds traded in CIBM may be difficult or impossible to sell, which could further impact the Fund's ability to acquire or dispose of such securities at their expected prices. Bond Connect trades are settled in Renminbi ("RMB"), the Chinese currency, and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed. Moreover, securities purchased through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules. Finally, uncertainties in the Chinese tax rules governing taxation of income and gains from investments via Bond Connect could result in unexpected tax liabilities for the Fund. The withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled.

Under the prevailing applicable Bond Connect regulations, the Fund participates in Bond Connect through an offshore custody agent, registration agent or other third parties (as the case may be), who would be responsible for making the relevant filings and account opening with the relevant authorities. The Fund is therefore subject to the risk of default or errors on the part of such agents.

Market and Geopolitical Risk.

The value of your investment in the Fund is based on the values of the Fund's investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. Price movements, sometimes called volatility, may be greater or less depending on the types of securities the Fund owns and the markets in which the securities trade. Volatility and disruption in financial markets and economies may be sudden and unexpected, expose the Fund to greater risk, including risks associated with reduced market liquidity and fair valuation, and adversely affect the Fund's operations. For example, the Adviser potentially will be prevented from executing investment decisions at an advantageous time or price as a result of any domestic or global market disruptions and reduced market liquidity may impact the Fund's ability to sell securities to meet redemptions.

The increasing interconnectivity between global economies and markets increases the likelihood that events or conditions in one region, sector, industry, market or with respect to one company may adversely impact other companies and issuers in a different country, region, sector, industry, or market. For example, adverse developments in the banking or financial services sector could impact companies operating in various sectors or industries and adversely impact the Fund's investments. Securities in the Fund's portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters and extreme weather events, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events, such as terrorist attacks around the world, natural disasters, health emergencies, social and political (including geopolitical) discord and tensions or debt crises and downgrades, among

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Principal Risks (unaudited) (cont'd)

others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. Inflation rates may change frequently and significantly because of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change). Changes in expected inflation rates may adversely affect market and economic conditions, the Fund's investments and an investment in the Fund. Other financial, economic and other global market and social developments or disruptions may result in similar adverse circumstances, and it is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). In general, the securities or other instruments that the Adviser believes represent an attractive investment opportunity or in which the Fund seeks to invest may be unavailable entirely or in the specific quantities sought by the Fund. As a result, the Fund may need to obtain the desired exposure through a less advantageous investment, forgo the investment at the time or seek to replicate the desired exposure through a derivative transaction or investment in another investment vehicle. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund's portfolio. There is a risk that you may lose money by investing in the Fund.

Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., the novel coronavirus outbreak, epidemics and other pandemics), terrorism, conflicts and social unrest, recessions, inflation, interest rate changes and supply chain disruptions, could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies and financial markets and the Adviser's investment advisory activities and services of other service providers, which in turn could adversely affect the Fund's investments and other operations.

Government and other public debt, including municipal obligations in which the Fund may invest, can be adversely affected by changes in local and global economic conditions that result in increased debt levels. Although high levels of government and other public debt do not necessarily indicate or cause economic problems, high levels of debt may create certain systemic risks if sound debt management practices are not implemented. A high debt level may increase market pressures to meet an issuer's funding needs, which may increase borrowing costs and cause a government or public or municipal entity to issue additional debt, thereby increasing the risk of refinancing. A high debt level also raises concerns that the issuer may be unable or unwilling to repay the principal or interest on its debt, which may adversely impact instruments held by a Fund that rely on such payments. Governmental and quasi-governmental responses to certain economic or other conditions may lead to increasing government and other public debt, which heighten these risks. Unsustainable debt levels can lead to declines in the value of currency and can prevent a government from implementing effective counter-cyclical fiscal policy during economic downturns, can generate or contribute to an economic downturn or cause other adverse economic or market developments, such as increases in inflation or volatility. Increasing government and other public debt may adversely affect issuers, obligors, guarantors or instruments across a variety of asset classes.

Global events may negatively impact broad segments of businesses and populations cause a significant negative impact on the performance of the Fund's investments, and exacerbate pre-existing political, social and economic risks to the Fund. The Fund's operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, government actions (such as changes to interest rates) could have unintended economic and market consequences that adversely affect the Fund's investments.

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Principal Risks (unaudited) (cont'd)

Derivatives.

The Fund may, but are not required to, use derivatives and other similar instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivative instruments used by the Fund will be counted towards the Fund's exposure in the types of securities listed herein to the extent they have economic characteristics similar to such securities. A derivative is a financial instrument whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. Derivatives and other similar instruments that create synthetic exposure often are subject to risks similar to those of the underlying asset or instrument and may be subject to additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Investments in currency derivatives may substantially change the Fund's exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser expects. Foreign currency forward exchange contracts and currency futures and options contracts create exposure to currencies in which the Fund's securities are not denominated.

The derivative instruments and techniques that the Fund may use include:

Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. While the value of a futures contract tends to increase or decrease in tandem with the value of the underlying instrument, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Options. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or contract, such as a swap agreement or futures contract, on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Principal Risks (unaudited) (cont'd)

instrument or foreign currency, or swap or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased over the counter ("OTC"), the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Index Options. Call and put options on indices operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on an index give the holder the right to receive, upon exercise of the option, an amount of cash determined by reference to the difference between the value of the underlying index and the strike price. The underlying index may be a broad-based index or a narrower market index. Unlike many options on securities, all settlements are in cash. The settlement amount, which the writer of an index option must pay to the holder of the option upon exercise, is generally equal to the difference between the strike price of the option and the value of the underlying index, multiplied by a specified multiplier. The multiplier determines the size of the investment position the option represents. Gain or loss to the Fund on index options transactions will depend, in part, on price movements of the underlying index generally or in a particular segment of the index rather than price movements of individual components of the index. As with other options, the Fund may close out its position in index options through closing purchase transactions and closing sale transactions provided that a liquid secondary market exists for such options.

Swaps. The Fund may enter into OTC swap contracts or cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Certain swaps have begun trading on exchanges called swap execution facilities. Exchange trading is expected to increase liquidity of swaps trading. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis. The Fund may pay fees or incur costs each time it enters into, amends or terminates a swap agreement.

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Principal Risks (unaudited) (cont'd)

The Fund's use of swaps may include those based on the credit of an underlying security, commonly referred to as "credit default swaps." Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by a third-party on the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed upon) value of a referenced debt obligation upon the default or similar event of the issuer of the referenced debt obligation.

Currency Derivatives. Investments in currency derivatives may substantially change the Fund's exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser expects. In addition, investments in currency derivatives, to the extent that they reduce the Fund's exposure to currency risks, may also reduce the Fund's ability to benefit from favorable changes in currency exchange rates. The Fund is not required to hedge any portfolio holding with the use of currency derivatives. Accordingly, Fund shareholders would bear the risk of currency fluctuations with respect to unhedged portfolio positions.

Foreign currency derivatives may involve, for example, the purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. Foreign currency derivatives may involve the Fund agreeing to exchange an amount of a currency it does not currently own for another currency at a future date. The Fund would typically engage in such a transaction in anticipation of a decline in the value of the currency it sells relative to the currency that the Fund has contracted to receive in the exchange. The Adviser's success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

Foreign currency forward exchange contracts and currency futures and options contracts may be used for non-hedging purposes in seeking to meet the Fund's investment objective, such as when the Adviser anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Fund's investment portfolio. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates, as opposed to hedging currency risks applicable to the Fund's holdings, further increases the Fund's exposure to foreign securities losses. There is no assurance that the Adviser's use of currency derivatives will benefit the Fund or that they will be, or can be, used at appropriate times.

Structured Investments. The Fund also may invest a portion of their assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Principal Risks (unaudited) (cont'd)

traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Regulatory Matters. Regulatory developments affecting the exchange-traded and OTC derivatives markets may impair a Fund's ability to manage or hedge its investment portfolio through the use of derivatives. In particular, in October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinded and withdrew the guidance of the SEC and its staff regarding asset segregation and cover transactions previously applicable to the Funds' derivatives and other transactions. These requirements may limit the ability of a Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. The rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk ("VaR") leverage limit, certain derivatives risk management program and reporting requirements. Generally, these requirements apply unless a fund qualifies as a "limited derivatives user." Under the rule, when the Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund's asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether the Fund is a limited derivatives user, but for funds subject to the VaR testing, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with the rule regarding use of securities lending collateral that may limit the Funds' securities lending activities. These requirements may increase the cost of the Fund's investments and cost of doing business, which could adversely affect investors.

The Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules promulgated thereunder may limit the ability of the Fund to enter into one or more exchange-traded or OTC derivatives transactions.

The Fund's use of derivatives may also be limited by the requirements of the Internal Revenue Code of 1986, as amended, for qualification as a regulated investment company for U.S. federal income tax purposes.

Private Placements and Restricted Securities.

The Fund's investments may include privately placed securities, which are subject to resale restrictions. These securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Fund to sell certain securities. If the Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Principal Risks (unaudited) (cont'd)

Loan Participations and Assignments.

Loan participations are interests in loans or other direct debt instruments relating to amounts owed by a corporate, governmental or other borrower to another party. These loans may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services (trade claims or other receivables), or to other parties ("Lenders") and may be fixed-rate or floating rate. These loans also may be arranged through private negotiations between an issuer of sovereign debt obligations and Lenders.

The Fund's investments in loans may be in the form of a participation in loans ("Participations") and assignments of all or a portion of loans ("Assignments") from third parties. In the case of a Participation, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of an insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of a Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. A Fund will acquire Participations only if the Lender interpositioned between a Fund and the borrower is determined by the Adviser to be creditworthy.

Investment Discretion.

In pursuing the Fund's investment objective, the Adviser and/or Sub-Adviser have considerable leeway in deciding which investments they buy, hold or sell on a day-to-day basis, and which trading strategies they use. For example, the Adviser and/or Sub-Adviser, in their discretion, may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Fund's performance.

Regulatory and Legal Risk.

U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.

Loans of Portfolio Securities.

The Fund may lend its portfolio securities to brokers, dealers, banks and other institutional investors. By lending its portfolio securities, the Fund attempts to increase its net investment income through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in connection with the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund employs an agent to implement the securities lending program and the agent receives a fee from the Fund for its services. The Fund will not lend more than 33 1/3% of the value of its total assets.

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Principal Risks (unaudited) (cont'd)

The Fund may lend its portfolio securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (i) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value not less than 100% of the value of the securities loaned; (ii) the borrower adds to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks-to-market" on a daily basis); (iii) the loan be made subject to termination by the Fund at any time; and (iv) the Fund receives a reasonable return on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. In addition, voting rights may pass with the loaned securities, but the Fund will retain the right to call any security in anticipation of a vote that the Adviser deems material to the security on loan.

Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral, which may result in a loss of money by the Fund. There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater for foreign securities. However, loans will be made only to borrowers deemed by the Adviser to be creditworthy and when, in the judgment of the Adviser, the income that can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors. The Fund also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

When-Issued, Delayed Delivery Securities and Forward Commitments.

The Fund may purchase securities on a when-issued, delayed delivery or through a forward commitment basis.

These transactions involve the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. There can be no assurance that a security purchased on For example, the Fund may invest in TBAs, which settle on a delayed delivery basis. In a TBA transaction, the seller agrees to deliver the MBS for an agreed upon price on an agreed upon future date, but makes no guarantee as to which or how many securities are to be delivered. Accordingly, the Fund's investments in TBAs are subject to risks such as failure of the counterparty to perform its obligation to deliver the security, the characteristics of a security delivered to the Fund may be less favorable than expected and the security the Fund buys will lose value prior to its delivery. Investments in TBAs may give rise to a form of leverage. Leverage may cause the Fund to be more volatile than if the Fund had not been leveraged and may increase the impact that gains (losses) have on the Fund. Further, TBAs may increase the Fund's portfolio turnover rate. FINRA rules include mandatory margin requirements that will require the Fund to post collateral in connection with its TBA transactions, which could increase the cost of TBA transactions to the Fund and impose added operational complexity.

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Principal Risks (unaudited) (cont'd)

The Fund's purchase of other securities on a when-issued, delayed delivery or through a forward commitment basis are subject to similar risks, including counterparty risk and that the value of securities in these transactions on the delivery date may be less than the price paid by the Fund to purchase the securities. In addition, there can be no assurance that a security purchased on a when-issued basis will be issued. When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not benefit if the value of the security appreciates above the sale price during the commitment period and the Fund is subject to failure of the counterparty to pay for the securities.

Borrowing for Investment Purposes.

Borrowing for investment purposes creates leverage which is a speculative characteristic. The Fund will borrow only when the Adviser believes that borrowing will benefit the Fund after taking into account considerations such as the costs of borrowing and the likely investment returns on securities purchased with borrowed funds. Borrowing by the Fund will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Leverage that results from borrowing will magnify declines as well as increases in the Fund's NAV and net yield. The Fund will either segregate the assets securing the borrowing for the benefit of the lenders or arrangements will be made with a suitable sub-custodian. If assets used to secure the borrowing decrease in value, the Fund may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets.

Repurchase Agreements.

Repurchase agreements are fixed-income securities in the form of agreements backed by collateral. These agreements typically involve the acquisition by a Fund of securities from the selling institution (such as a bank or a broker-dealer), coupled with the agreement that the selling institution will repurchase the underlying securities at a specified price and at a fixed time in the future (or on demand, if applicable). The underlying securities which serve as collateral for the repurchase agreements entered into by the Fund may include U.S. government securities, municipal securities, corporate debt obligations, convertible securities, and common and preferred stock and may be of below investment grade quality. These securities are marked-to-market daily in order to maintain full collateralization (typically purchase price plus accrued interest). The use of repurchase agreements involves certain risks. For example, if the selling institution defaults on its obligation to repurchase the underlying securities at a time when the value of the securities has declined, a Fund may incur a loss upon disposition of them. The risk of such loss may be greater when utilizing collateral other than U.S. government securities. In the event of an insolvency or bankruptcy by the selling institution, the Fund's right to control the collateral could be affected and result in certain costs and delays. Additionally, if the proceeds from the liquidation of such collateral after an insolvency were less than the repurchase price, the Fund could suffer a loss. Fund procedures are followed that are designed to minimize such risks.

Reverse Repurchase Agreements.

Under a reverse repurchase agreement, the Fund sells a security and promises to repurchase that security at an agreed-upon future date and price. The price paid to repurchase the security reflects interest accrued during the term of the agreement. Reverse repurchase agreements may be entered into for, among other things, obtaining leverage, facilitating short-term liquidity or when the Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Reverse repurchase agreements may be viewed as a speculative form of borrowing called leveraging. Furthermore, reverse

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Principal Risks (unaudited) (cont'd)

repurchase agreements involve the risks that (i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase, (iii) the market value of the securities sold will decline below the price at which the Fund is required to repurchase them and (iv) the securities will not be returned to the Fund.

In addition, the use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. All forms of borrowing (including reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets, except as permitted by law.

Short Sales.

A short sale is a transaction in which the Fund sells securities that it owns or has the right to acquire at no added cost (i.e., "against the box") or does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To deliver the securities to the buyer, the Fund arranges through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Fund intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Fund makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

The Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or other liquid securities. Short sales by the Fund involve certain risks and special considerations. If the Adviser incorrectly predicts that the price of the borrowed security will decline, the Fund will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested. Please see "Derivatives-Regulatory Matters".

Sukuk.

The Fund may invest in Sukuk, which are foreign or emerging market securities based on Islamic principles. Sukuk are securities with cash flows similar to conventional bonds, issued by an issuer, which is usually a special purpose vehicle ("SPV") incorporated by the sovereign or corporate entity seeking financing, to obtain an upfront payment in exchange for an income stream and a future promise to return capital. Sukuk are designed to comply with Islamic religious law, commonly known as Sharia and, accordingly, do not pay interest. Instead, Sukuk securities represent a contractual obligation of the issuer or issuing vehicle to make periodic distributions (such as income or other periodic payments) to the investor on pre-defined distribution dates and to return capital on a specified date, and such contractual payment obligation is linked to the issuer or issuing vehicle and not from interest on the investor's money for Sukuk.

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December 31, 2023

Principal Risks (unaudited) (cont'd)

Sukuk may be linked to income streams relating to tangible assets, but even in respect of such Sukuk, the Fund will not have a direct interest in, or recourse to, the underlying asset or pool of assets.

In the event of a default or the insolvency of the issuer, the resolution process can be expected to take longer than for conventional bonds. Sukuk remain relatively new instruments, and evolving interpretations of Islamic law by courts, regulators and prominent scholars may affect liquidity, prices, free transferability and the ability and willingness of issuers of Sukuk to make payments in ways that cannot now be foreseen. In addition, issuers have, in the past, challenged the Islamic compliance of certificates. If any such or analogous events should occur, the Fund may be required to hold its Sukuk for longer than intended, even if their value or other condition is deteriorating. In such circumstances, the Fund may not be able to achieve expected returns on its investment in Sukuk or any returns at all.

Issuers of Sukuk may include SPVs established by corporations and financial institutions, foreign governments and agencies of foreign governments. Underlying assets may include, without limitation, real estate (developed and undeveloped), lease contracts, forward-sale commodity contracts and machinery and equipment. Although the Sukuk market has grown significantly in recent years, there may be times when the market is illiquid and where it is difficult for the Fund to make an investment in or dispose of Sukuk at the desired time or price. Sukuk involve many of the same risks that conventional bonds incur, such as credit risk and interest rate risk, as well as the risks associated with foreign or emerging market securities. In addition to these risks, there are certain risks specific to Sukuk, such as those relating to their structures. Furthermore, the global Sukuk market is significantly smaller than conventional bond markets, which may impact liquidity and the ability for the Fund to sell Sukuk at a desired time or price.

The unique characteristics of Sukuk may lead to uncertainties regarding their tax treatment within the Fund. In order for the Fund to continue to qualify for tax treatment as a regulated investment company under the Code, it may be necessary or advisable for the Fund to sell one or more Sukuk (or another investment) sooner than otherwise anticipated. As a result, the Fund may incur gains (which would generally be taxable when distributed to shareholders) or investment losses, as well as costs associated with such transaction.

Special Risks Related to Cyber Security.

The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems; compromises to networks or devices that the Fund and its service providers use to service the Fund's operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; inability to calculate the Fund's NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund's investment in such issuers to lose value. There

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Principal Risks (unaudited) (cont'd)

can be no assurance that the Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

Liquidity.

The Fund may make investments that are illiquid or restricted or that may become less liquid in response to, among other developments, overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. Illiquidity can be also caused by, among other things, a drop in overall market trading volume, an inability to find a willing buyer, or legal restrictions on the securities' resale. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. Liquidity risk may be magnified in a market where credit spread and interest rate volatility is rising and where investor redemptions from fixed-income closed-end funds may be higher than normal. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value and may be unable to sell the security at all.

High Yield Securities ("Junk Bonds").

High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Changes in the value of high yield securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities. During adverse market or economic conditions, high yield securities are typically particularly susceptible to default risk.

In recent years, there has been a broad trend of weaker or less restrictive covenant protections in the high yield market. Among other things, under such weaker or less restrictive covenants, borrowers might be able to exercise more flexibility with respect to certain activities than borrowers who are subject to stronger or more protective covenants. For example, borrowers might be able to incur more debt, including secured debt, return more capital to shareholders, remove or reduce assets that are designated as collateral securing high yield securities, increase the claims against assets that are permitted against collateral securing high yield securities or otherwise manage their business in ways that could impact creditors negatively. In addition, certain privately held borrowers might be permitted to file less frequent, less detailed or less timely financial reporting or other information, which could negatively impact the value of the high yield securities issued by such borrowers. Each of these factors might negatively impact the high yield securities held by the Fund.

ESG Investment Risk.

To the extent that the Fund considers environmental, social and governance ("ESG") criteria and application of related analyses when selecting investments, the Fund's performance may be affected depending on whether such investments are in or out of favor and relative to similar funds that do not adhere to such criteria or apply such analyses. Socially responsible norms differ by country and region, and a company's ESG practices or the Adviser's assessment of such may change over time. The Fund may invest in companies that do not reflect the beliefs and values of any particular investor. Additionally, the Fund's adherence to its ESG criteria and

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Principal Risks (unaudited) (cont'd)

application of related analyses in connection with identifying and selecting investments in non-U.S. issuers often require subjective analysis and may be relatively more difficult than applying the ESG criteria or related analyses to investments of other issuers because data availability may be more limited with respect to non-U.S. issuers. The Fund's consideration of ESG criteria may result in the Fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so.

Investment Company Securities.

Investment company securities are equity securities and include securities of other open-end, closed-end and unregistered investment companies, including foreign investment companies, hedge funds, exchange-traded funds ("ETFs") and money market funds. The Fund may, to the extent noted in the Fund's non-fundamental limitations, invest in investment company securities as may be permitted by (i) the 1940 Act; (ii) the rules and regulations promulgated by the SEC under the 1940 Act; or (iii) an exemption or other relief applicable to the Fund from provisions of the 1940 Act. The 1940 Act generally prohibits an investment company from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Fund's total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act also prohibits the Fund from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company. The Fund may invest in investment company securities of investment companies managed by the Adviser or its affiliates to the extent permitted under the 1940 Act or as otherwise authorized by the SEC. To the extent the Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company's portfolio securities, and a shareholder in the Fund will bear not only their proportionate share of the expenses of the Fund, but also, indirectly the expenses of the purchased investment company.

Corporate Debt Obligations.

Corporate debt obligations are fixed-income securities issued by private corporations. The investment return of corporate debt obligations reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Debtholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder.

Equity Securities.

Equity securities may include common stocks, convertible securities and equity-linked securities, real estate investment trusts ("REITs"), rights and warrants to purchase common stocks, shares of investment companies, limited partnership interests and other specialty securities having equity features. The Funds may invest in equity securities that are publicly traded on securities exchanges or OTC or in equity securities that are not publicly traded. Securities that are not publicly traded may be more difficult to value or sell and their value may fluctuate more dramatically than other securities.

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Principal Risks (unaudited) (cont'd)

The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; unexpected trading activity among retail investors; and other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines, the value of Fund shares will also likely decline. Although stock prices can rebound, there is no assurance that values will return to previous levels.

During periods when equity securities experience heightened volatility, such as during periods of market, economic or financial uncertainty or distress, the Fund's investments in equity securities may be subject to heightened risks.

Convertible Securities.

A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. To the extent that the Fund invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to other comparable nonconvertible fixed-income securities in such capital structure. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Mortgage-Backed Securities.

Mortgage-backed securities entail prepayment risk, which generally increases during a period of falling interest rates. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of mortgage-backed securities will increase and market price will decrease. Rates of prepayment, faster or slower than expected by the Adviser, could reduce the Fund's yield, increase the volatility of the Fund and/or cause a decline in NAV per share. Mortgage-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, thereby lengthening the duration of such securities, increasing their sensitivity to interest rate changes and causing their prices to decline. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. In addition, mortgage-backed securities are subject to credit risk. An unexpectedly high rate of defaults on the mortgages

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Principal Risks (unaudited) (cont'd)

held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Furthermore, mortgage-backed securities may be subject to risks associated with the assets underlying those securities, such as a decline in value. Investments in mortgage-backed securities may give rise to a form of leverage (indebtedness) and may cause the Fund's portfolio turnover rate to appear higher. Leverage may cause the Fund to be more volatile than if the Fund had not been leveraged. The risks associated with mortgage-backed securities typically become elevated during periods of distressed economic, market, health and labor conditions. In particular, increased levels of unemployment, delays and delinquencies in payments of mortgage and rent obligations, and uncertainty regarding the effects and extent of government intervention with respect to mortgage payments and other economic matters may adversely affect the Fund's investments in mortgage-backed securities. In addition, commercial mortgage-backed securities are also subject to risks associated with reduced demand for commercial and office space, tightening lending standards and increased interest and lending rates, and other developments adverse to the commercial real estate market.

Collateralized Mortgage Obligations. Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a fixed or floating rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Fund may invest in any class of CMO, including classes that vary inversely with interest rates and may be more volatile and sensitive to prepayment rates.

The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to the prevailing market yields on the Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment relative to other tranches. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Fund could sustain a loss.

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Principal Risks (unaudited) (cont'd)

Commercial Mortgage-Backed Securities. CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of their remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property. An extension of a final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in a lower yield for discount bonds and a higher yield for premium bonds.

CMBS are subject to credit risk and prepayment risk, among other risks. Although prepayment risk is present, it is of a lesser degree in the CMBS market than in the residential mortgage market; commercial real estate property loans often contain provisions that substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

The values of, and income generated by, CMBS may be adversely affected by changing interest rates, tightening lending standards, and other developments impacting the commercial real estate market, such as population shifts and other demographic changes, increasing vacancies (potentially for extended periods) and reduced demand for commercial and office space as well as maintenance or tenant improvement costs and costs to covert properties for other uses. These developments could result from, among other things, changing tastes and preferences (such as remote work arrangements) as well as cultural, technological, global or local economic and market developments. In addition, changing interest rate environments and associated changes in lending standards and higher refinancing rates may adversely affect the commercial real estate and CMBS markets. The occurrence of any of the foregoing or similar developments would likely increase default risk for the properties and loans underlying these investments as well as impact the value of, and income generated by, these investments. These developments could also result in reduced liquidity for CMBS.

Dilution Risk.

The voting power of current shareholders will be diluted to the extent that current shareholders do not purchase common stock in any future offerings of common stock or do not purchase sufficient common stock to maintain their percentage interest. If the Fund is unable to invest the proceeds of such offering as intended, the Fund's per common stock share distribution may decrease and the Fund may not participate in market advances to the same extent as if such proceeds were fully invested as planned. If the Fund sells common stock at a price below net asset value pursuant to the consent of shareholders, shareholders will experience a dilution of the aggregate net asset value per share because the sale price will be less than the Fund's then-current net asset value per share.

LIBOR Discontinuance or Unavailability Risk.

LIBOR, the London Interbank Offered Rate, was a leading floating rate benchmark used in loans, notes, derivatives and other instruments or investments. As a result of benchmark reforms, publication of most LIBOR settings has ceased. Some LIBOR settings continue to be published but only on a temporary, synthetic and non-representative basis. Regulated entities have generally ceased entering into new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector actors have

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Principal Risks (unaudited) (cont'd)

worked to establish new or alternative reference rates to be used in place of LIBOR. Certain loans, notes, derivatives, and other instruments or investments held by the Fund may be impacted by the foregoing.

Active Management Risk.

In pursuing the Fund's investment objective, the Adviser has considerable leeway in deciding which investments to buy, hold or sell on a day-to-day basis, and which trading strategies to use. For example, the Adviser, in its discretion, may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Fund's performance. In addition, it is expected that confidential or material non-public information regarding an investment or potential investment opportunity may become available to the Adviser. If such information becomes available, the Adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity and the Adviser may be restricted in its ability to cause the Fund to buy or sell securities of an issuer for substantial periods of time when the Fund otherwise could realize profit or avoid loss. This may adversely affect the Fund's flexibility with respect to buying or selling securities and may impair the Fund's liquidity.

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Additional Information Regarding the Fund (unaudited)

Fundamental Investment Restrictions

The following restrictions are fundamental policies of the Fund that may not be changed without the approval of a majority of the Fund's outstanding voting securities (as defined above). If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes will not be considered a violation of the restriction. Also, if the Fund receives from an issuer of securities held by the Fund subscription rights to purchase securities of that issuer, and if the Fund exercises such subscription rights at a time when the Fund's portfolio holdings of securities of that issuer would otherwise exceed the limits set forth below, it will not constitute a violation if, prior to receipt of securities upon exercise of such rights, and after announcement of such rights, the Fund has sold at least as many securities of the same class and value as it would receive on exercise of such rights.

As a matter of fundamental policy:

1.  The Fund may not invest 25% or more of the total value of its assets in a particular industry? provided, however, that the foregoing restriction shall not be deemed to prohibit the Fund from purchasing the securities of any issuer pursuant to the exercise of rights distributed to the Fund by the issuer.

2.  The Fund may not make any investment for the purpose of exercising control or management.

3.  The Fund may not buy or sell commodities or commodity contracts or real estate or interests in real estate, except that it may purchase and sell futures contracts on stock indices and foreign currencies, securities which are secured by real estate or commodities, and securities of companies which invest or deal in real estate or commodities.

4.  The Fund may not make loans, except that the Fund may (i) buy and hold debt instruments in accordance with its investment objectives and policies, (ii) invest in Loans through Participations and Assignments, (iii) enter into repurchase agreements to the extent permitted under applicable law, and (iv) make loans of portfolio securities.

5.  The Fund may not act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

6.  The Fund may issue senior securities as defined in the 1940 Act and borrow money in an amount not in excess of 33 1/3% of the Fund's total assets (including the amount borrowed) and may borrow up to an additional 5% of its total assets (including the amount borrowed) for temporary or emergency purposes without regard to the amount of senior securities and borrowings outstanding.

7.  The Fund may purchase securities on margin and engage in short sales of securities.

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Dividend Reinvestment and Cash Purchase Plan (unaudited)

Pursuant to the Dividend Reinvestment Plan (the Plan), each stockholder will be deemed to have elected, unless Computershare Trust Company, N.A. (the Plan Agent) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, quarterly, in any amount from $100 to $3000, for investment in Fund shares.

Dividend and capital gain distributions (Distribution) will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a Distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent's fees for the reinvestment of a Distribution will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have Distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley Emerging Markets Debt Fund, Inc.
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, Rhode Island 02940-3078
1 (800) 231-2608
Monday–Friday between 8:30 a.m. and 6:00 p.m. (EDT)

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Potential Conflicts of Interest (unaudited)

As a diversified global financial services firm, Morgan Stanley, the parent company of the Adviser, engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker/dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley's interests or the interests of its clients may conflict with the interests of the Fund. Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with the Morgan Stanley Funds, any new or successor funds, programs, accounts or businesses (other than funds, programs, accounts or businesses sponsored, managed, or advised by former direct or indirect subsidiaries of Eaton Vance Corp. ("Eaton Vance Investment Accounts")), the "MS Investment Accounts," and, together with the Eaton Vance Investment Accounts, the "Affiliated Investment Accounts") with a wide variety of investment objectives that in some instances may overlap or conflict with the Fund's investment objectives and present conflicts of interest. In addition, Morgan Stanley or the Adviser may also from time to time create new or successor Affiliated Investment Accounts that may compete with the Fund and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. Conflicts of interest not described below may also exist.

The discussions below with respect to actual, apparent and potential conflicts of interest also may be applicable to or arise from the Eaton Vance Investment Accounts whether or not specifically identified.

Material Non-public Information. It is expected that confidential or material non-public information regarding an investment or potential investment opportunity may become available to the Adviser. If such information becomes available, the Adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity. Morgan Stanley has established certain information barriers and other policies to address the sharing of information between different businesses within Morgan Stanley. In limited circumstances, however, including for purposes of managing business and reputational risk, and subject to policies and procedures and any applicable regulations, Morgan Stanley personnel, including personnel of the investment adviser, on one side of an information barrier may have access to information and personnel on the other side of the information barrier through "wall crossings." The Adviser faces conflicts of interest in determining whether to engage in such wall crossings. Information obtained in connection with such wall crossings may limit or restrict the ability of the Adviser to engage in or otherwise effect transactions on behalf of the Fund (including purchasing or selling securities that the Adviser may otherwise have purchased or sold for the Fund in the absence of a wall crossing).

Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the Adviser and its investment teams, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of the Fund or its shareholders. The Fund's investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an investment team may face conflicts in the allocation of investment opportunities among the Fund and other investment funds, programs, accounts and businesses advised by or affiliated with the Adviser. Certain Affiliated Investment Accounts may provide for

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Potential Conflicts of Interest (unaudited) (cont'd)

higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the Adviser to favor such other accounts. To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, the Adviser has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of the Adviser, including the Fund, fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of the Adviser.

Investments by Separate Investment Departments. The entities and individuals that provide investment-related services for the Fund and certain other MS Investment Accounts (the "MS Investment Department") may be different from the entities and individuals that provide investment-related services to Eaton Vance Investment Accounts (the "Eaton Vance Investment Department" and, together with the MS Investment Department, the "Investment Departments"). Although Morgan Stanley has implemented information barriers between the Investment Departments in accordance with internal policies and procedures, each Investment Department may engage in discussions and share information and resources with the other Investment Department on certain matters relating to investment research and certain other activities. An Eaton Vance Investment Account could trade in advance of the Fund (and vice versa), might complete trades more quickly and efficiently than the Fund, and/or achieve different execution than the Fund on the same or similar investments made contemporaneously, even when the Investment Departments shared research and viewpoints that led to that investment decision. Any sharing of information or resources between the Investment Department servicing the Fund and the Eaton Vance Investment Department may result, from time to time, in the Fund simultaneously or contemporaneously seeking to engage in the same or similar transactions as an account serviced by the other Investment Department and for which there are limited buyers or sellers on specific securities, which could result in less favorable execution for the Fund than such Affiliated Investment Account.

Payments to Broker/Dealers and Other Financial Intermediaries. The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to certain Financial Intermediaries (which may include affiliates of the Adviser and the Distributor), including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of shares of the Fund and/or shareholder servicing. The prospect of receiving, or the receipt of, additional compensation, as described above, by Financial Intermediaries may provide such Financial Intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which these Financial Intermediaries do not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosures provided by Financial Intermediaries as to their compensation.

Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for the Fund's holdings, although these activities could have an adverse impact on the value of one or more of the Fund's investments, or

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Potential Conflicts of Interest (unaudited) (cont'd)

could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from, and potentially adverse to, that of the Fund.

Morgan Stanley's Investment Banking and Other Commercial Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with the Fund and with respect to investments that the Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by the Fund. Morgan Stanley may give advice and provide recommendations to persons competing with the Fund and/or any of the Fund's investments that are contrary to the Fund's best interests and/or the best interests of any of its investments.

Morgan Stanley may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. Morgan Stanley's compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. Under these circumstances, the Fund may be precluded from participating in a transaction with or relating to the company being sold or participating in any financing activity related to a merger or an acquisition.

General Process for Potential Conflicts. All of the transactions described above involve the potential for conflicts of interest between the Adviser, related persons of the Adviser and/or their clients. The Investment Advisers Act of 1940, as amended (the "Advisers Act") the 1940 Act and ERISA impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. In addition, the Adviser has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. The Adviser seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interests of the client.

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Important Notices (unaudited)

Reporting to Shareholders

The Fund provides a complete schedule of portfolio holdings in its Semi-Annual and Annual Reports within 60 days of the end of the Fund's second and fourth fiscal quarters. The Semi-Annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the Fund's first and third fiscal quarters as an attachment to Form N-PORT and monthly holding for each money market fund on Form N-MFP. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, but makes the complete schedule of portfolio holdings for the Fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may, however, obtain Form N-PORT filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov).

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund provides a complete schedule of portfolio holdings on the public website on a monthly basis at least 15 calendar days after month end and under other conditions as described in the Fund's policy on portfolio holdings disclosure. You may obtain copies of the Fund's monthly website postings by calling toll free 1(800) 231-2608.

Proxy Voting Policies and Procedures and Proxy Voting Record

A copy of (1) the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling toll free 1(800) 231-2608 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's web site at www.sec.gov.

Share Repurchase Program

You can access information about the monthly share repurchase results through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

What we do

Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Directors and Officers Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

				87

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a former member of the CNA Military Advisory Board; Chairman of the Board of Trustees of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Director	Since February 2022	Chief Executive Officer, Asset Management Portfolio, Delinian Ltd. (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	88

Formerly, Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, and Member of Investment Committee, Loyola Blakefield (2017-2023); Trustee, MMI Gateway Foundation (2017-2023); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006); Senior Vice President, Chase Bank (1984-1993).	87	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	88

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since February 2022	Dean, Santa Clara University Leavey School of Business (since July 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	88

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Chairperson of the Audit Committee (since January 2023) and Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	88

Director, Vertiv Holdings Co. (VRT) (since August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director, Barnes Group Inc. (since July 2021); Member of Chase College of Law Center for Law and Entrepreneurship Board of Advisors; Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee.

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	87	Director of NVR, Inc. (home construction).

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994 (Retired December 31, 2023)	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (2006-2022) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006); CFO of the J. Paul Getty Trust (1982-1999).	88	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				87	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	88	Formerly, Trustee (January 2022 to March 2023), Treasurer (January 2023 to March 2023), and Finance Committee (January 2022 to March 2023).

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	87	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2023) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Directors at any time during the past five years.

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 1585 Broadway New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 750 Seventh Avenue New York, NY 10019 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 1585 Broadway New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

The Fund does not make available copies of its statement of additional information because the Fund's shares are not continuously offered, which means that the statement of additional information of the Fund has not been updated after completion of the Fund's offerings and the information contained in the Fund's statement of additional information may have become outdated.

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

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Adviser and Administrator

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Custodian

State Street Bank and Trust Company
One Congress Street
Boston, Massachusetts 02114

Stockholder Servicing Agent

Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call toll free 1 (800) 231-2608 or visit our website at www.morganstanley.com/im. All investments involve risks, including the possible loss of principal.

© 2024 Morgan Stanley

CEMSDANN 6339035 EXP 02.28.25

Item 2. Code of Ethics.

(a)            The registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)            No information need be disclosed pursuant to this paragraph.

(c)            Not applicable.

(d)            Not applicable.

(e)            Not applicable.

(f)            (1)            The registrant’s Code of Ethics is attached hereto as Exhibit 13 A.

(2)            Not applicable.

(3)            Not applicable.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Jakki L. Haussler, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

2023

	Registrant		Covered Entities(1)
Audit Fees	$74,778		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$—	(3)	$—	(4)
All Other Fees	$—		$1,627,962	(5)
Total Non-Audit Fees	$—		$1,627,962

Total	$74,778		$1,627,962

2022

	Registrant		Covered Entities(1)
Audit Fees	$74,778		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$—	(3)	$—	(4)
All Other Fees	$—		$5,778,872	(5)
Total Non-Audit Fees	$—		$5,778,872

Total	$74,778		$5,778,872

N/A- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.
(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.
(3)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.
(4)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.
(5)	The fees included under “All Other Fees” are for services provided by Ernst & Young LLP related to surprise examinations for certain investment accounts to satisfy SEC Custody Rules and consulting services related to merger integration for a sister entity to the Adviser.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004 AND JUNE 12 AND 13, 20193

1.	Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

[3]	This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

2.	Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.	Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix A. All other Audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-CEN and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix A. All other Audit-related services not listed in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.	Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix A. All Tax services in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.	All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix A. Permissible All Other services not listed in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.	Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.	Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Principal Financial and Accounting Officer and must include a detailed description of the services to be rendered. The Fund’s Principal Financial and Accounting Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee or Chairperson of the Audit Committee will be submitted to the Audit Committee by the Fund’s Principal Financial and Accounting Officer, who, after consultation with the Independent Auditors, will discuss whether the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Principal Financial and Accounting Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Principal Financial and Accounting Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund’s Principal Financial and Accounting Officer and management will immediately report to the Chairperson of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Principal Financial and Accounting Officer or any member of management.

9.	Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with the PCAOB’s Ethics and Independence Rule 3526, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.	Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

Morgan Stanley Funds

Morgan Stanley & Co. LLC

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

Morgan Stanley Smith Barney LLC

Morgan Stanley Capital Management LLC

Morgan Stanley Asia Limited

Morgan Stanley Services Group

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)  Not applicable.

(g)  See table above.

(h)  The audit committee of the Board of Directors has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors' independence in performing audit services.

APPENDIX A

Pre-Approved Audit Services

Service	Range of Fees
	The Fund(s)	Covered Entities
Statutory audits or financial audits for the Funds	For a complete list of fees, please contact the legal department **	N/A
Services associated with SEC registration statements (including new fund filings/seed audits), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end fund offerings, consents), and assistance in responding to SEC comment letters	*	*
Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under SEC rules, some consultations may be “audit related” services rather than “audit” services)	*	*

Pre-Approved Audit-Related Services

Service	Range of Fees
	The Fund(s)	Covered Entities
Attest procedures not required by statute or regulation	*	*
Due diligence services pertaining to potential fund mergers	*	*
Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be “audit” services rather than “audit-related” services)	*	*
General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act	*	*

Pre-Approved Tax Services

Service	Range of Fees
	The Fund(s)	Covered Entities
U.S. federal, state and local tax planning and advice	*	*
U.S. federal, state and local tax compliance	*	*
International tax planning and advice	*	*
International tax compliance	*	*
Review/preparation of federal, state, local and international income, franchise, and other tax returns	$450,000 PwC	N/A
Identification of Passive Foreign Investment Companies	$175,000 PwC	*
PwC ITV Tool – assist in determining which Fund holdings have foreign capital gains tax exposure	$125,000 PwC	*
Foreign Tax Services - Preparation of local foreign tax returns and assistance with local tax compliance issues (including maintenance of transaction schedules, assistance in periodic tax remittances, tax registration, representing funds before foreign revenue authorities and assistance with assessment orders)	$500,000 PwC	*
Assistance with tax audits and appeals before the IRS and similar state, local and foreign agencies	*	*
Tax advice and assistance regarding statutory, regulatory or administrative developments (e.g., excise tax reviews, evaluation of Fund’s tax compliance function)	*	*

Pre-Approved All Other Services

Service	Range of Fees
	The Fund(s)	Covered Entities
Risk management advisory services, e.g., assessment and testing of security infrastructure controls	*	*

*Aggregate fees related to the pre-approved services will be limited to 10% of the 2023/2024 annual fees for audit and tax services.

** Audit and tax services for new funds/portfolios will be subject to the maximum audit and tax fee for a fund/portfolio on fee schedule distributed by the Auditors.

Prohibited Non-Audit Services

●	Bookkeeping or other services related to the accounting records or financial statements of the audit client
●	Financial information systems design and implementation
●	Appraisal or valuation services, fairness opinions or contribution-in-kind reports
●	Actuarial services
●	Internal audit outsourcing services
●	Management functions
●	Human resources
●	Broker-dealer, investment adviser or investment banking services
●	Legal services
●	Expert services unrelated to the audit

(i)  Not Applicable.

(J)  Not Applicalbe.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph J. Kearns, Nancy C. Everett, Eddie A. Grier and Jakki L. Haussler.

(b) Not applicable.

Item 6. Schedule of Investments

(a) See Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant’s and its Investment Advisor’s Proxy Voting Policies and Procedures are as follows:

March 2023

MORGAN STANLEY INVESTMENT MANAGEMENT

EQUITY PROXY VOTING POLICY AND PROCEDURES

1.	Policy Statement

Morgan Stanley Investment Management's policy and procedures for voting proxies, the Equity Proxy Voting Policy and Procedures (the "Policy"), with respect to securities held in the accounts of clients applies to those Morgan Stanley Investment Management ("MSIM") entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies.1 For purposes of this Policy, clients shall include: Morgan Stanley U.S. registered investment companies, other Morgan Stanley pooled investment vehicles, and MSIM separately managed accounts (including accounts for Employee Retirement Income Security ("ERISA") clients and ERISA-equivalent clients). This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Saudi Arabia, MSIM Fund Management (Ireland) Limited, Morgan Stanley Asia Limited, Morgan Stanley Investment Management (Japan) Co. Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Eaton Vance CLO Manager LLC, and Morgan Stanley Eaton Vance CLO CM LLC (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates" or as "we" below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets.

-	With respect to the U.S. registered investment companies sponsored, managed or advised by any MSIM Affiliate (the "MS Funds"), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MS Funds.

-	For other pooled investment vehicles (e.g., UCITS), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the relevant governing board.

[1]	This Policy does not apply to MSIM’s authority to exercise certain decision-making rights associated with investments in loans and other fixed income instruments (collectively, for purposes hereof, “Fixed Income Instruments”).

-	For separately managed accounts (including ERISA and ERISA-equivalent clients), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under the applicable investment advisory agreement or investment management agreement. Where an MSIM Affiliate has the authority to vote proxies on behalf of ERISA and ERISA-equivalent clients, the MSIM Affiliate must do so in accordance with its fiduciary duties under ERISA (and the Internal Revenue Code).

-	In certain situations, a client or its fiduciary may reserve the authority to vote proxies for itself or an outside party or may provide an MSIM Affiliate with a statement of proxy voting policy. The MSIM Affiliate will comply with the client's policy.

An MSIM Affiliate will not vote proxies unless the investment management agreement, investment advisory agreement or other authority explicitly authorizes the MSIM Affiliate to vote proxies.

MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard") and this Policy. In addition to voting proxies of portfolio companies, MSIM routinely engages with, or, in some cases, may engage a third party to engage with, the management or board of companies in which we invest on a range of environmental, social and governance issues. Governance is a window into or proxy for management and board quality. MSIM engages with companies where we have larger positions, voting issues are material or where we believe we can make a positive impact on the governance structure. MSIM's engagement process, through private communication with companies, allows us to understand the governance structures at investee companies and better inform our voting decisions.

Retention and Oversight of Outsourced Proxy Voting

Certain MSIM exchange-traded funds (“ETFs”) will follow Calvert Research and Management’s (“Calvert”) Proxy Voting Policies and Procedures and the Global Proxy Voting Guidelines set forth in Appendix A of the Calvert Proxy Voting Policies and Procedures. MSIM’s oversight of Calvert’s proxy voting engagement is ongoing pursuant to the 40 Act Fund Service Provider and Vendor Oversight Policy.

Retention and Oversight of Proxy Advisory Firms

Institutional Shareholder Services ("ISS") and Glass Lewis (together with other proxy research providers as we may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, record retention, ballot processing and voting recommendations.

To facilitate proxy voting MSIM has retained Research Providers to provide company level reports that summarize key data elements contained within an issuer's proxy statement. Although we are aware of the voting recommendations included in the Research Providers' company level reports, these recommendations are not an input into our vote nor is any potential vote prepopulated based on a Research Provider's research. MSIM votes all proxies based on its own proxy voting policies, consultation with the investment teams, and in the best interests of each client. In addition to research, MSIM retains ISS to provide vote execution, reporting, and recordkeeping services.

As part of MSIM's ongoing oversight of the Research Providers, MSIM performs periodic due diligence on the Research Providers. Topics of the reviews include, but are not limited to, conflicts of interest, methodologies for developing their policies and vote recommendations, and resources.

Voting Proxies for Certain Non-U.S. Companies

Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients' non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

Securities Lending

MS Funds or any other investment vehicle sponsored, managed or advised by an MSIM affiliate may participate in a securities lending program through a third party provider. The voting rights for shares that are out on loan are transferred to the borrower and therefore, the lender (i.e., an MS Fund or another investment vehicle sponsored, managed or advised by an MSIM affiliate) is not entitled to vote the lent shares at the company meeting. In general, MSIM believes the revenue received from the lending program outweighs the ability to vote and we will not recall shares for the purpose of voting. However, in cases in which MSIM believes the right to vote outweighs the revenue received, we reserve the right to recall the shares on loan on a best efforts basis.

2. General Proxy Voting Guidelines

To promote consistency in voting proxies on behalf of our clients, we follow this Policy (subject to any exception set forth herein). As noted above, certain ETFs will follow Calvert’s Global Proxy Voting Guidelines set forth in Appendix A of Calvert’s Proxy Voting Policies and Procedures and the proxy voting guidelines discussed in this section do not apply to such ETFs.  See Appendix A of Calvert’s Proxy Voting Policies and Procedures for a general discussion of the proxy voting guidelines to which these ETFs will be subject.

The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section 3) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP (Morgan Stanley AIP") will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests and / or priorities reflected in their mandates with respect to the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.

We may abstain from or vote against matters for which disclosure is inadequate.

A. Routine Matters

We generally support routine management proposals. The following are examples of routine management proposals:

-	Approval of financial statements and auditor reports if delivered with an unqualified auditor's opinion.

-	General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to "the transaction of such other business which may come before the meeting," and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e., an uncontested corporate transaction), the adjournment request will be supported. We do not support proposals that allow companies to call a special meeting with a short (generally two weeks or less) time frame for review.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

MSIM is supportive of the use of technology to conduct virtual shareholder meetings in parallel with physical meetings, for increased investor participation. However, adoption of a ‘virtual-only’ approach would restrict meaningful exchange between the company and shareholders. Therefore, MSIM is generally not supportive of proposals seeking authority to conduct virtual-only shareholder meetings.

B. Board of Directors

a.	Election of Directors

Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board's nominees for director except as follows:

◾     We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe the board has not been sufficiently forthcoming with information on key governance or other material matters.

◾     We consider withholding support from or voting against interested directors if the company's board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent.

1.	At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent. In markets where board independence is not the norm (e.g. Japan), however, we consider factors including whether a board of a controlled company includes independent members who can be expected to look out for interests of minority holders.

2.	We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

◾     Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company's compensation/remuneration, nominating/governance or audit committee.

◾     We consider withholding support from or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis.

◾     We consider withholding support from or voting against nominees if in our view there has been insufficient board renewal (turnover), particularly in the context of extended poor company performance. Also, if the board has failed to consider diversity, including but not limited to, gender and ethnicity, in its board composition.

◾     We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a "bright line" test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

◾     In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also consider voting against the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

◾     We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

◾     We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee's board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

◾     We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than five public company boards (excluding investment companies), or public company CEOs that serve on more than two outside boards given level of time commitment required in their primary job.

◾     We consider withholding support from or voting against a nominee where we believe executive remuneration practices are poor, particularly if the company does not offer shareholders a separate "say-on-pay" advisory vote on pay.

b.	Discharge of Directors' Duties

In markets where an annual discharge of directors' responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

c.	Board Independence

We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66⅔%) of the company's board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

d.	Board Diversity

We generally support shareholder proposals urging diversity of board membership with respect to gender, race or other factors where we believe the board has failed to take these factors into account. We will also consider not supporting the re-election of the nomination committee and / or chair (or other resolutions when the nomination chair is not up for re-election) where we perceive limited progress in gender diversity, with the expectation where feasible and with consideration of any idiosyncrasies of individual markets, that female directors represent not less than a third of the board, unless there is evidence that the company has made significant progress in this area. In markets where information on director ethnicity is available, and it is legal to obtain it, and where it is relevant, we will generally also consider not supporting the re-election of the nomination committee chair (or other resolutions when the nomination chair is not up for re-election) if the board lacks ethnic diversity and has not outlined a credible diversity strategy.

e.	Majority Voting

We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

f.	Proxy Access

We consider proposals on procedures for inclusion of shareholder nominees and to have those nominees included in the company's proxy statement and on the company's proxy ballot on a case-by-case basis. Considerations include ownership thresholds, holding periods, the number of directors that shareholders may nominate and any restrictions on forming a group.

g.	Reimbursement for Dissident Nominees

We generally support well-crafted U.S. shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees.

h.	Proposals to Elect Directors More Frequently

In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to "declassify" the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this change given particular circumstances at the company at the time of the vote on such proposal. As indicated above, outside the United States we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards.

i.	Cumulative Voting

We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

j.	Separation of Chairman and CEO Positions

We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint an independent Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context. In the United States, we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any evidence of entrenchment or perceived risk that power is overly concentrated in a single individual.

k.	Director Retirement Age and Term Limits

Proposals setting or recommending director retirement ages or director term limits are voted on a case-by-case basis that includes consideration of company performance, the rate of board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment.

l.	Proposals to Limit Directors' Liability and/or Broaden Indemnification of Officers and Directors

Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of their duties.

C. Statutory Auditor Boards

The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company's articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

D. Corporate Transactions and Proxy Fights

We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.

E. Changes in Capital Structure

We generally support the following:

-	Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

-	U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

-	U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

-	Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would have preemptive rights for any issuance under a proposal for standing share issuance authority. We generally consider market-specific guidance in making these decisions; for example, in the U.K. market we usually follow Association of British Insurers' ("ABI") guidance, although company-specific factors may be considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance.

-	Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

-	Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

-	Management proposals to effect stock splits.

-	Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

-	Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

We generally oppose the following (notwithstanding management support):

-	Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

-	Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.

-	Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

-	Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

F. Takeover Defenses and Shareholder Rights

-	Shareholder Rights Plans

We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

-	Supermajority Voting Requirements

We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements. Also, we oppose provisions that do not allow shareholders any right to amend the charter of bylaws.

-	Shareholders Right to Call a Special Meeting

We consider proposals to enhance a shareholder's rights to call meetings on a case-by-case basis. At large-cap U.S. companies, we generally support efforts to establish the right of holders of 10% or more of shares to call special meetings, unless the board or state law has set a policy or law establishing such rights at a threshold that we believe to be acceptable.

-	Written Consent Rights

In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis.

-	Reincorporation

We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

-	Anti-greenmail Provisions

Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

-	Bundled Proposals

We may consider opposing or abstaining on proposals if disparate issues are "bundled" and presented for a single vote.

G. Auditors

We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

H. Executive and Director Remuneration

We generally support the following:

-	Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage ("run rate") of equity compensation in the recent past; or if there are objectionable plan design and provisions.

-	Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director's decision to resign from a board (such forfeiture can undercut director independence).

-	Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less.

-	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

In the U.S. context, we generally vote against shareholder proposals requiring shareholder approval of all severance agreements, but we generally support proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) or proposals that require companies to adopt a provision requiring an executive to receive accelerated vesting of equity awards if there is a change of control and the executive is terminated. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such shareholder proposals where we consider SERPs excessive.

Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company's current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider factors including whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.

We generally support shareholder proposals for reasonable "claw-back" provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company's reasons and justifications for a re-pricing, the company's competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

Say-on-Pay

We consider proposals relating to an advisory vote on remuneration on a case-by-case basis. Considerations include a review of the relationship  between executive remuneration and performance based on operating trends and total shareholder return over multiple performance periods. In addition, we review remuneration structures and potential poor pay practices, including relative magnitude of pay, discretionary bonus  awards, tax gross ups, change-in-control features, internal pay equity and peer group construction. As long-term investors, we support remuneration policies that align with long-term shareholder returns.

I. Social and Environmental Issues

Shareholders in the United States and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular social and environmental matters. MSIM believes that relevant social and environmental issues, including principal adverse sustainability impacts, can influence risk and return. Consequently, we consider how to vote on proposals related to social and environmental issues on a case-by-case basis by determining the relevance of social and environmental issues identified in the proposal and their likely impacts on shareholder value. In reviewing proposals on social and environmental issues, we consider a company's current disclosures and our understanding of the company's management of material social and environmental issues in comparison to peers. We seek to balance concerns on reputational and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management prerogatives. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value and we may oppose proposals that intrude excessively on management prerogatives and/or board discretion. We generally vote against proposals requesting reports or actions that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We consider proposals on these sustainability risks, opportunities and impacts on a case-by-case basis but generally support proposals that seek to enhance useful disclosure. We focus on understanding the company's business and commercial context and recognise that there is no one size fits all that can apply to all companies. In assessing and prioritising proposals, we carefully reflect on the materiality of the issues as well as the sector and geography in which the company operates. We also consider the explanation companies provide where they may depart from best practice to assess the adequacy and appropriateness of measures that are in place.

Environmental Issues:

We generally support proposals that, if implemented, would enhance useful disclosure on climate, biodiversity, and other environmental risks, such as disclosures aligned with SASB (Sustainability Accounting Standards Board) and the TCFD (Task Force on Climate-related Financial Disclosures). We also generally support proposals that aim to meaningfully reduce or mitigate a company's impact on the global climate and encourage companies to use independently verified Science Based Targets to ensure emissions are in line with the Paris Agreement on Climate Change, which should ultimately help companies manage long-term climate-related risks. We generally will support reasonable proposals to reduce negative environmental impacts and ameliorate a company’s overall environmental footprint, including any threats to biodiversity in ecologically sensitive areas. We generally will also support proposals asking companies to report on their environmental practices, policies and impacts, including environmental damage and health risks resulting from operations, and the impact of environmental liabilities on shareholder value.

Social Issues:

We generally support proposals that, if implemented, would enhance useful disclosure on employee and board diversity, including gender, race, and other factors. We consider proposals on other social issues on a case-by-case basis but generally support proposals that:

●     Seek to enhance useful disclosure or improvements on material issues such as human rights risks, supply chain management. workplace safety, human capital management and pay equity.

●     Encourage policies to eliminate gender-based violence and other forms of harassment from the workplace.

●     Seek disclosure of relevant diversity policies and meaningful workforce diversity data, including EEO-1 data.

We may consider withholding support where we have material concerns in relation to a company’s involvement/remediation of a breach of global conventions such as UN Global Compact Principles on Human Rights, Labour Standards, Environment and Business Malpractice.

J. Funds of Funds

Certain MS Funds advised by an MSIM Affiliate invest only in other MS Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee. In markets where proportional voting is not available we will not vote at the meeting, unless otherwise determined by the Proxy Review Committee. Other MS Funds invest in unaffiliated funds. If an unaffiliated underlying fund has a shareholder meeting and the MS Fund owns more than 25% of the voting shares of the underlying fund, the MS Fund will vote its shares in the unaffiliated underlying fund in the same proportion as the votes of the other shareholders of the underlying fund to the extent possible.

Voting Conditions Triggered Under Rule 12d1-4

Rule 12d1-4 sets forth the conditions under which a registered fund (“acquiring fund”) may invest in excess of the statutory limits of Section 12(d)(1) of the 1940 Act (for example by owning more than 3% of the total outstanding voting stock) in another registered fund (“acquired fund”).  In the event that a Morgan Stanley “acquiring fund” invests in an “acquired fund” in reliance on Rule 12d1-4 under the 1940 Act, and the MS Fund and its “advisory group” (as defined in Rule 12d1-4) hold more than (i) 25% of the total outstanding voting stock of a particular open-end fund (including ETFs) or (ii) 10% of the total outstanding voting stock of a particular closed-end fund, the Morgan Stanley “acquiring fund” and its “advisory group” will be required to vote all shares of the open- or closed-end fund held by the fund and its “advisory group” in the same proportion as the votes of the other shareholders of the open- or closed-end fund.

Because MSIM and Eaton Vance are generally considered part of the same “advisory group,” an Eaton Vance “acquiring fund” that is required to comply with the voting conditions set forth in Rule 12d1-4 could potentially implicate voting conditions for a MS Fund invested in the same open- or closed-end fund as the Eaton Vance “acquiring fund.” The Committee will be notified by Compliance if the conditions are triggered for a particular open- or closed-end fund holding in an MS Fund.  In the event that the voting conditions in Rule 12d1-4 are triggered, please refer to the Morgan Stanley Funds Fund of Funds Investment Policy for specific information on Rule 12d1-4 voting requirements and exceptions.

3. Administration of the Policy

The MSIM Proxy Review Committee (the "Committee") has overall responsibility for the Policy. The Committee consists of investment professionals who represent the different investment disciplines and geographic locations of MSIM, and is chaired by the director of the Global Stewardship Team ("GST"). Because proxy voting is an investment responsibility and may affect shareholder value, and because of their knowledge of companies and markets as well as their understanding of their clients' objectives, portfolio managers and other members of investment staff play a key role in proxy voting, individual investment teams are responsible for determining decisions on proxy votes with consultation from the GST.  The GST administers and implements the Policy, as well as monitoring services provided by the proxy advisory firms, third-party proxy engagements  and other research providers used in the proxy voting process. As noted above, certain ETFs will follow Calvert’s Proxy Voting Policy and Procedures, which is administered by Calvert’s Proxy Voting and Engagement Department and overseen by Calvert’s Proxy Voting and Engagement Committee. The GST periodically monitors Calvert’s proxy voting with respect to securities held by the ETFs.

The GST Director is responsible for identifying issues that require Committee deliberation or ratification. The GST, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The GST has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.

The Committee may periodically review and has the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

GST and members of the Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in client accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts, unless economic interests or investment guidelines of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the GST will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

A. Committee Procedures

The Committee meets at least quarterly, and reviews and considers changes to the Policy at least annually. The Committee will review developing issues and approve upcoming votes, as appropriate, for matters as requested by GST.

The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes.

B. Material Conflicts of Interest

In addition to the procedures discussed above, if the GST Director determines that an issue raises a material conflict of interest, the GST Director may request a special committee ("Special Committee") to review, and recommend a course of action with respect to, the conflict(s) in question.

A potential material conflict of interest could exist in the following situations, among others:

●     The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.

●     The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MS Funds, as described herein.

●     Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

●     One of Morgan Stanley's independent directors or one of MS Funds' directors also serves on the board of directors or is a nominee for election to the board of directors of a company held by an MS Fund or affiliate.

If the GST Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

●     If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

●     If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers consulted have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM's Client Proxy Standard.

●     If the Research Providers' recommendations differ, the GST Director will refer the matter to a Special Committee to vote on the proposal, as appropriate.

Any Special Committee shall be comprised of the GST Director, and at least two portfolio managers (preferably members of the Committee), as approved by the Committee. The GST Director may request non-voting participation by MSIM's General Counsel or his/her designee and the Chief Compliance Officer or his/her designee. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C. Proxy Voting Reporting

The CGT will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the GST for a period of at least six years. To the extent these decisions relate to a security held by an MS Fund, the GST will report the decisions to each applicable Board of Trustees/Directors of those MS Funds (the "Board") at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

In addition, to the extent that Committee and Special Committee decisions and actions relate to a security held by other pooled investment vehicles, the GST will report the decisions to the relevant governing board of the pooled investment vehicle. MSIM will promptly provide a copy of this Policy to any client requesting it.

MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

MSIM's Legal Department, in conjunction with GST and GST IT for MS Fund reporting and with the AIP investment team for AIP Closed-End 40 Act Fund reporting, is responsible for filing an annual Form N-PX on behalf of each MS Fund and AIP Closed-End 40 Act Fund for which such filing is required, indicating how all proxies were voted with respect to each such fund's holdings.

Also, MSIM maintains voting records of individual agenda items a company meetings in a searchable database on its website on a rolling 12-month basis.

In addition, ISS provides vote execution, reporting and recordkeeping services to MSIM.

4. Recordkeeping

Records are retained in accordance with Morgan Stanley's Global Information Management Policy, which establishes general Firm-wide standards and procedures regarding the retention, handling, and destruction of official books and records and other information of legal or operational significance. The Global Information Management Policy incorporates Morgan Stanley's Master Retention Schedule, which lists various record classes and associated retention periods on a global basis.

Appendix A

Appendix A applies to the following accounts managed by Morgan Stanley AIP GP LP (i) closed-end funds registered under the Investment Company Act of 1940, as amended; (ii) discretionary separate accounts; (iii) unregistered funds; and (iv) non-discretionary accounts offered in connection with AIP's Custom Advisory Portfolio Solutions service. Generally, AIP will follow the guidelines set forth in Section II of MSIM's Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Fund of Hedge Funds investment team, the Private Markets investment team or the Portfolio Solutions team of AIP. A summary of decisions made by the applicable investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the "Fund") that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.	Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a "Designated Person," and collectively, the "Designated Persons"), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person's death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.	Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund's organizational documents; provided, however, that, if the Fund's organizational documents require the consent of the Fund's general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Morgan Stanley Emerging Markets Debt Fund, Inc.

FUND MANAGEMENT

PORTFOLIO MANAGEMENT. As of the date of this report, the Fund is managed by members of the Emerging Markets Debt team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio are Sahil Tandon, Managing Director of Morgan Stanley Investment Management Limited (“MSIM Limited” or the “Sub-Adviser”), Akbar Causer and Kyle Lee, Managing Directors of Morgan Stanley Investment Management, Inc. (“MSIM” or the “Adviser”) and Federico Sequeda, each an Executive Director of the Adviser.

Mr. Tandon has been associated with the Sub-Adviser in an investment management capacity since August 2019. Prior to August 2019, Mr. Tandon was associated with the Adviser in an investment capacity from 2004. Mr. Tandon began managing the Fund in October 2015. Mr. Causer has been associated with the Adviser or its affiliates in an investment management capacity since April 2017. Mr. Lee has been associated with the Adviser or its affiliates in an investment management capacity since July 2007. Mr. Sequeda has been associated with the Adviser or its affiliates in an investment management capacity since September 2010. Messrs. Causer, Lee and Sequeda began managing the Fund in July 2022. Messrs. Tandon, Causer, Lee and Sequeda are co-portfolio managers. Certain other members of the team collaborate to manage the assets of the Fund, but are not primarily responsible for the day-to-day management of the Fund.

The composition of the team may change from time to time.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

As of December 31, 2023:

Mr. Tandon managed two other registered investment companies with a total of approximately $463.5 million in assets; ten pooled investment vehicles other than registered investment companies with approximately $6.8 billion in assets; and four other accounts with a total of approximately $410.6 million in assets.

Mr. Causer managed zero other registered investment companies with a total of approximately $0 in assets; six pooled investment vehicles other than registered investment companies with approximately $1.6 billion in assets; and two other accounts with a total of approximately $168.8 million in assets.

Mr. Lee managed one other registered investment company with a total of approximately $104.8 million in assets; one pooled investment vehicle other than registered investment companies with approximately $160.8 million in assets; and two other accounts with a total of approximately $137.6 thousand in assets.

Mr. Sequeda managed one other registered investment company with a total of approximately $104.8 million in assets; one pooled investment vehicle other than registered investment companies with approximately $160.8 million in assets; and two other accounts with a total of approximately $37.6 thousand in assets.

Because the portfolio managers manages assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s employee benefits and/or deferred compensation plans. The portfolio managers may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Portfolio Manager Compensation Structure

Morgan Stanley’s compensation structure is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to Investment Management employees are generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (IMAP) and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee of the Morgan Stanley Board of Directors.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Incentive compensation. In addition to base compensation, portfolio managers may receive discretionary year-end compensation.

Incentive compensation may include:

● Cash Bonus.

● Deferred Compensation:

●	A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.

●	IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of the Advisor’s clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by MSIM and its affiliates that are investment advisers. Portfolio managers are required to notionally invest a minimum of 40% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.

●	Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition, cause (i.e., any act or omission that constitutes a breach of obligation to the Company, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information, and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of the Firm’s consolidated financial results, constitutes a violation of the Firm’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.

MSIM compensates employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:

●	Revenue and profitability of the business and/or each fund/account managed by the portfolio manager

●	Revenue and profitability of the Firm

●	Return on equity and risk factors of both the business units and Morgan Stanley

●	Assets managed by the portfolio manager

●	External market conditions

●	New business development and business sustainability

●	Contribution to client objectives

●	Team, product and/or MSIM and its affiliates that are investment advisers (including Parametric) performance

●	The pre-tax investment performance of the funds/accounts managed by the portfolio manager (which may, in certain cases, be measured against the applicable benchmark(s) and/or peer group(s) over one, three and five-year periods)

●	Individual contribution and performance

Further, the Firm’s Global Incentive Compensation Discretion Policy requires compensation managers to consider only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley’s core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

As of December 31, 2023, the portfolio managers did not own any shares of the Fund.

Item 9. Closed-End Fund Repurchases

REGISTRANT PURCHASE OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
January 2023	N/A		N/A	N/A
February 2023	N/A		N/A	N/A
March 2023	28,296		N/A	N/A
April 2023	12,746		N/A	N/A
May 2023	117,260		N/A	N/A
June 2023	20,053		N/A	N/A
July 2023	N/A		N/A	N/A
August 2023	N/A		N/A	N/A
September 2023	18,067		N/A	N/A
October 2023	N/A		N/A	N/A
November 2023	N/A		N/A	N/A
December 2023	N/A		N/A	N/A
Total	196,422	$6.53	N/A	N/A

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominee to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

Item 11. Controls and Procedures

(a)  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	For the fiscal year ended December 31, 2023, the Fund earned income and incurred the following costs and expenses as a result of its securities lending activities:

Fund	Gross Income[1]	Revenue Split[2]		Cash Collateral Management Fees[3]	Administrative Fees[4]	Indemnification Fees[5]	Rebates to Borrowers	Other Fees	Total Costs of the Securities Lending Activities	Net Income from the Securities Lending Activities
Morgan Stanley Emerging Markets Debt Fund, Inc.	$2,000	$	-@	N/A	N/A	N/A	$2,000	N/A	$2,000	$	-@

@	Value is less than $500.
[1]	Gross income includes income from the reinvestment of cash collateral.
[2]	Revenue split represents the share of revenue generated by the securities lending program and paid to State Street.
[3]	Cash collateral management fees include fees deducted from a pooled cash collateral reinvestment vehicle that are not included in the revenue split.
[4]	These administrative fees are not included in the revenue split.
[5]	These indemnification fees are not included in the revenue split.

(b)	Pursuant to an agreement between the Fund and State Street Bank and Trust Company (“State Street”), the Fund may lend its securities through State Street as securities lending agent to certain qualified borrowers. As securities lending agent of the Fund, State Street administers the Fund’s securities lending program. These services include arranging the loans of securities with approved borrowers and their return to the Fund upon loan termination, negotiating the terms of such loans, selecting the securities to be loaned and monitoring dividend activity relating to loaned securities. State Street also marks to market daily the value of loaned securities and collateral and may require additional collateral as necessary from borrowers. State Street may also, in its capacity as securities lending agent, invest cash received as collateral in pre-approved investments in accordance with the Securities Lending Authorization Agreement. State Street maintains records of loans made and income derived therefrom and makes available such records that the Fund deems necessary to monitor the securities lending program.

Item 13. Exhibits

(a)	The Code of Ethics for Principal Executive and Senior Financial Officers

(b)	A separate certification for each principal executive officer and principal financial officer of the registrant as part of EX-99.CERT.

(c)	Section 906 certification

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Emerging Markets Debt Fund, Inc.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
February 20, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
February 20, 2024

/s/ Francis J. Smith
Francis J.Smith
Principal Financial Officer
February 20, 2024